PROSPECTUS
----------
                                  $285,000,000


                      Muni Intermediate Duration Fund, Inc.
                     Auction Market Preferred Stock ("AMPS")


                             2,000 Shares, Series M7
                             2,700 Shares, Series T7
                             2,000 Shares, Series W7
                             2,700 Shares, Series TH7
                             2,000 Shares,Series F7


                    Liquidation Preference $25,000 Per Share

                                   ----------


      Muni Intermediate Duration Fund, Inc. is a recently organized, non-diversified, closed-end fund. The investment objective of the Fund is to provide common stockholders with high current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing, as a fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade (commonly known as "junk bonds") or, if unrated, are considered by the Fund's investment adviser to possess similar credit characteristics. Under normal market conditions and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest, as a non-fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in municipal obligations with a duration, as calculated by the Fund's investment adviser, of three to ten years. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration, as calculated by the Fund's investment adviser, of three to ten years. There can be no assurance that the Fund's investment objective will be realized.


      This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. The Fund's statement of additional information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Fund at (800) 543-6217.


      Investing in the AMPS involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page 7 of this prospectus. The minimum purchase amount for the AMPS is $25,000.

                                   ----------

                                                  Per Share            Total
                                                  -----------         -------
      Public offering price....................... $25,000         $285,000,000
      Underwriting discount.......................    $250           $2,850,000
      Proceeds, before expenses, to the Fund(1)... $24,750         $282,150,000

      (1) The estimated offering expenses payable by the Fund are $340,000.

      The public offering price per share will be increased by the amount of accumulated dividends, if any, from the date the shares are first issued.


      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


      One certificate for each series of AMPS will be ready for delivery to the nominee of The Depository Trust Company on or about August 20, 2003.


                                   ----------

                               Merrill Lynch & Co.

                                   ----------

                 The date of this prospectus is August 15, 2003.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Prospectus Summary.........................................................    3
Risk Factors and Special Considerations....................................    7
Financial Highlights.......................................................   10
The Fund...................................................................   10
Use of Proceeds............................................................   11
Capitalization.............................................................   11
Portfolio Composition......................................................   11
Investment Objective and Policies..........................................   12
Other Investment Policies..................................................   20
Description of AMPS........................................................   24
The Auction................................................................   29
Rating Agency Guidelines...................................................   36
Investment Advisory and Management Arrangements............................   37
Taxes......................................................................   38
Description of Capital Stock...............................................   39
Custodian..................................................................   41
Underwriting...............................................................   42
Transfer Agent, Dividend Disbursing Agent and Registrar....................   42
Accounting Services Provider...............................................   43
Legal Opinions.............................................................   43
Independent Auditors and Experts...........................................   43
Table of Contents of Statement of Additional Information...................   44
Glossary...................................................................   45


                                   ----------

      Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                   ----------

      You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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                               PROSPECTUS SUMMARY

      This summary is qualified in its entirety by reference to the detailed information included in this prospectus and the statement of additional information.

The Fund Muni Intermediate Duration Fund, Inc. is a recently organized, non-diversified, closed-end management investment company.


The Offering            The Fund is offering a total of 2,000 shares of Auction
                        Market Preferred Stock, Series M7, 2,700 shares of
                        Auction Market Preferred Stock, Series T7, 2,000 shares of Auction Market Preferred Stock, Series W7, 2,700 shares of Auction Market Preferred Stock, Series TH7, and 2,000 shares of Auction Market Preferred Stock,
                        Series F7, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The shares of AMPS are being offered by Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated ("Merrill Lynch"), as underwriter.

                        The AMPS of each series will be shares of preferred stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. In general, except as described below, each dividend period for each series of AMPS following the initial dividend period will be seven days. The applicable dividend for a particular dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period.


                        Investors and potential investors in shares of AMPS of each series may participate in auctions for the AMPS through their broker-dealers.

                        Generally, AMPS investors will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository Trust Company) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.


Investment Objective    The investment objective of the Fund is to provide
and Policies            common stockholders with high current income exempt from
                        Federal income taxes. The Fund seeks to achieve its objective by investing, as a fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax ("Municipal Bonds"). There can be no assurance that the Fund's investment objective will be realized.


                        Under normal market conditions, and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest, as a non-fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by Fund Asset Management, L.P. (the "Investment Adviser"), of three to ten years. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration, as calculated by the Investment Adviser, of three to ten years. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Fund. In general, the Fund does not intend for its investments to earn a large amount of interest income that is not exempt from Federal income tax.


                        Investment Grade Municipal Bonds. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are rated

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                        investment grade by one or more nationally recognized statistical rating agencies or in unrated bonds considered by the Investment Adviser to be of comparable quality.

                        Junk Bonds. The Fund may invest up to 25% of its total assets in junk bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

                        Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

                        Hedging Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts or swap transactions. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

                        Swap Agreements. The Fund is authorized to enter into swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                        Tax Considerations. While exempt-interest dividends are excluded from gross income for Federal income tax purposes, they may be subject to the Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to stockholders. The Fund may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing in the Fund. See "Taxes."

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Investment Adviser      The Investment Adviser provides investment advisory and
                        administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55% of the Fund's average daily net assets (including any proceeds from the issuance of preferred stock), plus the proceeds of any outstanding borrowings used for leverage. The Investment Adviser has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:


                                                             Fee Waiver (as a
                                                           percentage of average
                                                             daily net assets)
                                                            -------------------
                        Years 1 through 5.................         0.15%
                        Year 6 ...........................         0.10%
                        Year 7 ...........................         0.05%
                        Year 8 and thereafter ............         0.00%


Dividends and           Dividends on each series of AMPS will be cumulative from
Dividend Periods        the date the shares are first issued and payable at the
                        annualized cash dividend rate for the initial dividend period on the initial dividend payment date as follows:

                                                Initial            Initial
                               Initial         Dividend           Dividend
                              Dividend          Period             Payment
               AMPS Series      Rate            Ending               Date
           ------------------ ----------- -----------------    -----------------
           Series M7.........   0.85%     September 8, 2003    September 9, 2003
           Series T7.........   0.85%     September 2, 2003    September 3, 2003
           Series W7.........   0.85%     September 3, 2003    September 4, 2003
           Series TH7........   0.85%     September 4, 2003    September 5, 2003
           Series F7.........   0.85%     September 7, 2003    September 8, 2003

                        After the initial dividend period, each dividend period for each series of AMPS will generally consist of seven days; provided however, that before any auction, the Fund may decide, subject to certain limitations and only if it gives notice to holders, to declare a special dividend period of up to five years.

                        After the initial dividend period, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on each succeeding Tuesday in the case of the Series M7 AMPS, Wednesday in the case of the Series T7 AMPS, Thursday in the case of the Series W7 AMPS, Friday in the case of the Series TH7 AMPS and Monday in the case of the Series F7 AMPS.


                        Dividends for each series of AMPS will be paid through the securities depository (The Depository Trust Company) on each dividend payment date for each series of AMPS.

                        For each subsequent dividend period, the auction agent (The Bank of New York) will hold an auction to determine the cash dividend rate on the shares of each series of AMPS.


Determination of        Generally, the applicable dividend rate for any dividend
Maximum Dividend        period for each series of AMPS will not be more than the
Rates                   maximum applicable rate attributable to such shares. The
                        maximum applicable rate for each series of AMPS will be the higher of (A) the applicable percentage of the reference rate on the auction date or (B) the applicable spread plus the reference rate on the auction date. The reference rate is (A) the higher of the applicable LIBOR
                        Rate (as defined in the Glossary) and the Taxable
                        Equivalent of the Short-Term Municipal Bond Rate (as defined in the Glossary) (for a dividend period or special dividend period of 364 or fewer days), or (B) the applicable Treasury Index Rate (as defined in the Glossary)(for a special dividend period of 365 days or more). The applicable percentage and the applicable spread as so determined may be subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the broker-dealers participating in the


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                        auction for the AMPS. The maximum applicable rate for each series of AMPS will depend on the credit rating assigned to the shares, the length of the dividend period and whether or not the Fund has given notification prior to the auction for the dividend period that any taxable income will be included in the dividend on the AMPS for that dividend period. The applicable percentage and applicable spread are as follows:


                                              Applicable              Applicable              Applicable              Applicable
                                              Percentage              Percentage              Spread Over             Spread Over
        Credit Ratings                       of Reference            of Reference              Reference               Reference
------------------------------                 Rate-- No                 Rate--                Rate-- No                Rate--
   Moody's             S&P                   Notification            Notification            Notification            Notification
   -------             ---                   ------------            ------------            ------------            ------------
     Aaa               AAA                        110%                   125%                    1.10%                   1.25%
 Aa3 to Aa1        AA- to AA+                     125%                   150%                    1.25%                   1.50%
  A3 to A1          A- to A+                      150%                   200%                    1.50%                   2.00%
Baa3 to Baa1      BBB- to BBB+                    175%                   250%                    1.75%                   2.50%
 Below Baa3        Below BBB-                     200%                   300%                    2.00%                   3.00%



                        There is no minimum applicable dividend rate for any dividend period.

Asset Maintenance       Under the Fund's Articles Supplementary creating the
                        series of AMPS (the "Articles Supplementary"), the Fund must maintain:

                        o asset coverage of the AMPS as required by the rating agencies rating the AMPS, and

                        o asset coverage of the AMPS of at least 200% as required by the Investment Company Act of 1940 (the "1940 Act").


                        The Fund estimates that, based on the composition of its portfolio at August 6, 2003, asset coverage of the AMPS as required by the 1940 Act would be approximately 266% immediately after the Fund issues the shares of AMPS offered by this prospectus representing approximately 38% of the Fund's capital, or approximately 60% of the Fund's common stock equity, immediately after the issuance of such AMPS.


Mandatory               If the required asset coverage is not maintained or,
Redemption              when necessary, restored, the Fund must redeem shares of
                        AMPS at the price of $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared). The provisions of the1940 Act may restrict the Fund's ability to make such a mandatory redemption.

Optional Redemption     The Fund may, at its option, choose to redeem all or a
                        portion of the shares of AMPS of each series on any dividend payment date at the price of $25,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) plus any applicable premium.

Liquidation Preference  The liquidation preference (that is, the amount the Fund must pay to holders of AMPS if the Fund is liquidated) of each share of AMPS will be $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

Ratings The AMPS will be issued with a rating of Aaa from Moody's Investors Service, Inc. ("Moody's") and AAA from Standard & Poor's ("S&P").

Voting Rights           The 1940 Act requires that the holders of AMPS and any
                        other preferred stock, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when dividends on the AMPS or any other preferred stock are unpaid for two full years. The Fund's Charter, the 1940 Act and the General Corporation Laws of the State of Maryland require holders of AMPS and any other preferred stock to vote as a separate class on certain other matters.

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                     RISK FACTORS AND SPECIAL CONSIDERATIONS

      An investment in the Fund's AMPS should not constitute a complete investment program.

      Investment Considerations. Investors in AMPS should consider the following factors:

      o The credit ratings of the AMPS could be reduced or terminated while an investor holds the AMPS.

      o Neither broker-dealers nor the Fund are obligated to purchase shares of AMPS in an auction or otherwise, nor is the Fund required to redeem shares of AMPS in the event of a failed auction.

      o If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, AMPS in the auction. As a result, investors may not have liquidity of investment.

      Secondary Market. The broker-dealers intend to maintain a secondary trading market in the AMPS outside of auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market. The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may have to sell AMPS between auctions at a price per share of less than $25,000.

      Rating Agencies. The Fund will issue the AMPS only if the AMPS have received a rating of Aaa from Moody's and AAA from S&P. As a result of such ratings the Fund will be subject to guidelines of Moody's, S&P or another substitute nationally recognized statistical ratings organizations that may issue ratings for its preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Also, under certain circumstances, the Fund may voluntarily terminate compliance with Moody's or S&P's guidelines, or both, in which case the AMPS may no longer be rated by Moody's or S&P, as applicable, but will be rated by at least one rating agency.

      Interest Rate Risk and AMPS. The Fund issues shares of AMPS, which generally pay dividends based on short-term interest rates. The Fund generally will purchase Municipal Bonds that pay interest at fixed or adjustable rates. If short-term interest rates rise, dividend rates on the shares of AMPS may rise so that the amount of dividends paid to the holders of shares of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the shares of AMPS, dividend rates on the shares of AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the shares of AMPS would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS.

      Non-diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely-diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements applicable to regulated investment companies under the Federal income tax laws.

      Market Risk and Selection Risk. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, the market relevant indices, or other funds with similar investment objectives and investment strategies.

      Tax Exempt Securities Market Risk. The amount of public information available about Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than that of a stock fund or taxable bond fund.

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      Interest Rate and Credit Risk. The Fund invests in Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund's use of leverage by the issuance of preferred stock and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value if interest rates increase in the future. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.


      Call and Redemption Risk. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond that the Fund holds, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.

      Risks Associated with Non-Investment Grade Securities. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are rated investment grade by Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings, or in unrated Municipal Bonds that are considered by the Investment Adviser to possess similar credit characteristics. Obligations rated in the lowest investment grade category may have certain speculative characteristics. The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below investment grade or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Securities rated below investment grade, also known as junk bonds, generally entail greater credit risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

      Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's Municipal Bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the Fund's yield, return or the market price of the common stock.

      Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

      Private Activity Bonds. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the Federal alternative minimum tax.

      Liquidity of Investments. Certain Municipal Bonds in which the Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

      Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to enhance the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These portfolio strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, and the use of short sales. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies such as inverse securities, credit default swaps and short sales may provide investment leverage to the Fund's portfolio. The Fund is not required to use derivatives or other portfolio strategies to seek to enhance return or to seek to hedge its portfolio and may not do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to seek to enhance its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

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      Derivatives Risk. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for hedging purposes or to seek to enhance its return, such as options, futures contracts and swap agreements, and may engage in short sales. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock, including the AMPS. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.


      Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      Market Disruption. The terrorist attacks in the United States on September 11, 2001 have had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks and related events, including recent U.S. military actions overseas, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's AMPS. Non-investment grade securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for the non-investment grade securities markets.

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                              FINANCIAL HIGHLIGHTS


      Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on August 1, 2003 to August 6, 2003. Since the Fund was recently organized and commenced operations on August 1, 2003, the table covers a portion of time during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in longer term securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                For the Period
                                                                August 1, 2003+
                                                               to August 6, 2003
                                                               -----------------
                                                                 (unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Common stock net asset value, beginning of period.............      $ 14.33
                                                                  ---------
Investment income-- net.......................................          .01
Unrealized loss on investments-- net..........................         (.02)
                                                                  ---------
Total from investment operations..............................         (.01)
                                                                  ---------
Capital charge resulting from the issuance of common stock....         (.02)
                                                                  ---------
Common stock net asset value, end of period...................      $ 14.30
                                                                  =========
Market price per share, end of period.........................      $ 15.00
                                                                  =========
Total Investment Return:**
Based on market price per share...............................         0.00%++
                                                                  =========
Based on common stock net asset value per share...............        (0.21%)++
                                                                  =========
Ratios Based on Average Net Assets of Common Stock:
Total expenses, net of waiver.................................          .01%*
                                                                  =========
Total expenses................................................          .61%*
                                                                  =========
Total investment income-- net.................................         2.36%*
                                                                  =========
Supplemental Data:
Net assets, applicable to common stock, end of period
  (in thousands)..............................................     $476,994
                                                                  =========
Portfolio turnover............................................           --
                                                                  =========

----------
*     Annualized.


** Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Investment Adviser voluntarily waived all of its management fee from August 1, 2003 (commencement of operations) to August 6, 2003. Without such waiver, the Fund's performance would have been lower.


+     Commencement of operations.

++    Aggregate total investment return.



                                    THE FUND

      Muni Intermediate Duration Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end fund. The Fund was incorporated under the laws of the State of Maryland on May 15, 2003, and has registered under the Investment Company Act of 1940, as amended. The Fund's principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

      The Fund commenced operations on August 1, 2003 upon the closing of an initial public offering of 33,350,000 shares of its common stock. The net proceeds of such offering were approximately $476,993,750 after the payment of offering expenses and the deduction of the underwriting discount. In connection with the initial public offering of the Fund's common stock, the underwriters were granted an option to purchase up to an additional 5,002,500 shares of common stock to cover overallotments. On August 15, 2003, the Fund issued an additional 2,000,000 shares of common stock pursuant to the underwriters' partial exercise of the overallotment option for additional net proceeds to the Fund of $28,650,000.

     The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by Fund Asset Management, L.P. (the "Investment Adviser") with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and the stockholders of the Fund. See "Description of Capital Stock -- Certain Provisions of the Charter and By-laws."

                                 USE OF PROCEEDS


      The net proceeds of this offering will be approximately $281,810,000 after payment of offering expenses (estimated to be approximately $340,000) and the deduction of the underwriting discount.


      The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of this offering, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax exempt securities. See "Investment Objective and Policies."

                                 CAPITALIZATION


      The following table sets forth the unaudited capitalization of the Fund as of August 6, 2003 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby.


                                                                                  Actual         As Adjusted
                                                                                  ------         -----------
Stockholders' equity:
Capital Stock (200,000,000 shares authorized) Preferred stock, par value $.10 per share (no shares issued;
    11,400 shares of AMPS issued and outstanding, as adjusted, at
    $25,000 per share liquidation preference) ...............................            --      $ 285,000,000
                                                                                =============    =============
Common stock, par value $.10 per share (33,356,981* shares issued
  and outstanding) ..........................................................   $   3,335,698    $   3,335,698
  Paid-in capital in excess of par value ....................................     473,887,130      470,697,130
  Undistributed investment income-- net .....................................         184,843          184,843
  Unrealized depreciation on investments-- net ..............................        (413,874)        (413,874)
                                                                                -------------    -------------
Net assets ..................................................................   $ 476,993,797    $ 758,803,797
                                                                                =============    =============

* On August 15, 2003, the Fund issued an additional 2,000,000 shares of common stock pursuant to the underwriters' partial exercise of the overallotment option for additional net proceeds to the Fund of $28,650,000.


                              PORTFOLIO COMPOSITION

      As of August 6, 2003, approximately 62.6% of the market value of the Fund's portfolio was invested in intermediate duration municipal obligations and approximately 37.4% of the market value of the Fund's portfolio was invested in short term investments. The following table sets forth certain information with respect to the composition of the Fund's intermediate duration municipal obligation investment portfolio as of August 6, 2003.

                                         Number of       Value
          Moody's*    Fitch*      S&P*     Issues    (in thousands)   Percent
         ---------    ------      -----   ---------   ------------    -------
             Aaa        AAA        AAA       35          $263,071      74.29%
             Aa         AA         AA         6            23,572       6.66
              A          A          A        11            50,581      14.28
             Baa        BBB        BBB        2             9,431       2.66
             NR**       NR**       NR**       1             7,481       2.11
                                           ----          --------      -----
Total .................................      55          $354,136        100%
                                           ====          ========      =====

----------
* Ratings: Using the higher of Moody's, S&P or Fitch Ratings ("Fitch") ratings on the Fund's investments. See "Schedule of Investments." Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings. Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC.


**   Not Rated.

                        INVESTMENT OBJECTIVE AND POLICIES


      The Fund's investment objective is to provide common stockholders with high current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax ("Municipal Bonds"). The Fund's investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under normal market conditions, and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by the Investment Adviser, of three to ten years. This is a non-fundamental policy and may be changed by the Fund's Board of Directors provided that stockholders are provided with at least 60 days' prior notice of any change as required by the 1940 Act. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of three to ten years. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Fund. There can be no assurance that the Fund's investment objective will be realized.


      Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

      The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Adviser to possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
See "-- Description of Municipal Bonds -- 'High Yield' or 'Junk' Bonds." The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will soon be in default.

      The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.


      The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio duration of three to ten years. "Duration" measures the sensitivity of a security's price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. The Investment Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Investment Adviser expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Investment Adviser expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens).

At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Investment Adviser believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

      For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.

      The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies -- Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Hedging Transactions -- Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

      Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Investment Adviser will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

      The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax. The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See "Taxes." The percentage of the Fund's total assets invested in "private activity bonds" will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.


Risk Factors and Special Considerations Relating to Municipal Bonds

      The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "-- Description of Municipal Bonds" and "-- Hedging Transactions -- Financial Futures Transactions and Options."

      The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which the Fund invests.

Description of Municipal Bonds

      Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix A to the statement of additional information. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes.

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of industrial development bonds or private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes industrial development bonds ("IDBs") and, for bonds issued after August 15, 1986, private activity bonds ("PABs").

      The Fund has not established any limit on the percentage of its portfolio that may be invested in IDBs or PABs. The Fund may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Fund's common stock. See "Taxes."

      General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

      Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

      IDBs and PABs. The Fund may purchase IDBs and PABs. IDBs and PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. IDBs and PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

      Moral Obligation Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

      Indexed and Inverse Floating Rate Securities. The Fund may invest in Municipal Bonds (and Non- Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.


      When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.


      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

      Call Rights. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

      "High Yield" or "Junk" Bonds. The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. See Appendix A "Ratings of Municipal Bonds" in the statement of additional information regarding ratings of debt securities. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      o Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      o The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      o Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      o Junk bonds frequently have call or redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      o Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      o Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

      The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares of common stock, the net asset value of the Fund's shares of common stock will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The Fund has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the AMPS are rated by Moody's and S&P, the Fund's use of options and certain financial futures and options thereon will be subject to the limitations described under "Rating Agency Guidelines."

      Financial Futures Transactions and Options. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund's return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

      Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for Federal income tax purposes. See "Taxes."

      Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

      The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

      The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.


      The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

      The Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Adviser should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

      When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

      Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

      Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

      The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

      Restrictions on Use of Futures Transactions. Regulations of the CFTC applicable to the Fund require that all of the Fund's futures transactions constitute bona fide hedging transactions and that the Fund purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and
(ii) for non-hedging purposes,
if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio assets after taking into account unrealized profits and unrealized losses on any such contracts and options. However, the Fund may engage in options and futures transactions for hedging purposes or to seek to enhance the Fund's return. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

      When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

      Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

      The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

      The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

      The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Fund's return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                            OTHER INVESTMENT POLICIES

The Fund has adopted certain other policies as set forth below.

Temporary Investments

      The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions


      In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock, including the AMPS, or to seek to enhance the Fund's return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Fund also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).


      The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

      The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

      In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

      The Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

      The Fund may enter into credit default swap agreements for hedging purposes or to seek to enhance its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction unencumbered liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

VRDOs and Participating VRDOs

      VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

      Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

      VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

      The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase:
MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Adviser. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant.

Repurchase Agreements

      The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer or an affiliate thereof, in U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Short Sales

      The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to enhance return.

      When the Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker-dealer through which it made the short sale to cover its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash or liquid securities similar to those borrowed. The Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      The Fund also may make short sales "against the box." These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration.

Investment in Other Investment Companies

      The Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the 1940 Act, the Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in securities of any investment company. The Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund's aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund's total assets at any time. If the Fund acquires shares in investment companies, stockholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

Borrowings


      The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock, or for temporary, extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise, might require untimely dispositions of portfolio securities. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since, for example, the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

                               DESCRIPTION OF AMPS

General

      Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of this prospectus.


      The AMPS of each series will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of AMPS generally will be a 7-Day Dividend Period; provided however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 28 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" herein and in the statement of additional information.


      The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this prospectus is a part.

Dividends

      General. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common stock, and (ii) to the extent permitted under the Code, and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."


      Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on the dates described below. Dividends on shares of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for AMPS, dividends on AMPS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Thus, following the Initial Dividend Payment Date for AMPS, dividends generally will be payable (in the case of Dividend Periods which are not Special Dividend Periods) on each succeeding Tuesday in the case of the Series M7 AMPS, Wednesday in the case of the Series T7 AMPS, Thursday in the case of the

Series W7 AMPS, Friday in the case of the Series TH7 AMPS and Monday in the case of the Series F7 AMPS. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Board of Directors by resolution prior to authorization of a dividend by the Board of Directors may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."


      Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

      Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The Auction -- Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

      Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described below under "-- Additional Dividends" in this prospectus and under "Description of AMPS -- Dividends -- Non-Payment Period; Late Charge" in the statement of additional information. No interest will be payable in respect of any dividend payment or payments on the shares of AMPS which may be in arrears.

      The amount of cash dividends per share of any series of AMPS payable (if declared) on the Initial Dividend Payment Date, each Dividend Payment Date of each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

      Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of AMPS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for a series of AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a

Notice of Special Dividend Period for the series of AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In the event the Response indicates that it is advisable that the Fund give a notice of a Special Dividend Period for the series of AMPS, the Fund, by no later than the second Business Day prior to such Auction Date may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer. See "Description of AMPS -- Dividends -- Notification of Dividend Period" in the statement of additional information for a detailed description of these procedures.

      Determination of Dividend Rate. The dividend rate on shares of the AMPS during the period from and including the Date of Original Issue for each series of AMPS to but excluding the Initial Dividend Payment Date (the "Initial Dividend Period") with respect to each series of AMPS will be the rate per annum set forth above under "Prospectus Summary -- Dividends and Dividend Periods." Commencing on the Initial Dividend Payment Date for each series of AMPS, the Applicable Rate on each series of AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or calendar day prior to the last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for AMPS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends -- General."


      Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the composition of its portfolio at August 6, 2003, asset coverage with respect to shares of AMPS would be approximately 266% representing approximately 38% of the Fund's capital and 60% of the Fund's common stock equity immediately after the issuance of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes" in the statement of additional information.


      Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.


      Additional Dividends. If the Fund retroactively allocates any net capital gain or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described under "The Auction -- Auction Procedures -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below, which may only happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.


      An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (a) the maximum marginal regular Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (a) and (b) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes" in the statement of additional information. The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.


      If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on shares of AMPS in the related Auction, the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five Business Days prior to the applicable Dividend Payment Date. See "The Auction -- Auction Procedures -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below.

Asset Maintenance

      The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

      1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

      The 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the underwriting discount and offering expenses for the shares of AMPS) will be computed as follows:


   Value of Fund assets less
 liabilities not constituting
       senior securities            =     $758,803,797        =      266%
------------------------------        ---------------------
       Senior securities                  $285,000,000
   representing indebtedness
 plus liquidation value of the
        shares of AMPS


      AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each week (a "Valuation Date") Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount" in the statement of additional information. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption" herein and in the statement of additional information.

Redemption

      Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided in the statement of additional information, the Fund, at its option, may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to such series of shares or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends -- Additional Dividends." The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of common stock for any significant period of time than that obtainable if the common stock were unleveraged.

      Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends -- Additional Dividends."

      For a discussion of the allocation procedures to be used if fewer than all of the outstanding AMPS of any series are to be redeemed and for a discussion of other redemption procedures, see "Description of AMPS -- Redemption" in the statement of additional information.

Liquidation Rights

      Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on each outstanding series of AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, then such assets will be distributed among the holders of such shares of AMPS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

      Except as otherwise indicated in this prospectus and the statement of additional information and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of shares of common stock as a single class.

      The 1940 Act and the Articles Supplementary require that the holders of preferred stock, including the AMPS, voting as a separate class, have the rights to elect two of the Fund's Directors at all times and to elect a majority of the Directors at any time that two full years' dividends on the AMPS are unpaid. The holders of AMPS will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the 1940 Act and Maryland law. In addition, each series of AMPS may vote as a separate series under certain circumstances. See "Description of AMPS -- Voting Rights" in the statement of additional information.

                                   THE AUCTION
General


      Holders of the shares of AMPS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days for each series of AMPS, subject to certain exceptions set forth under "Description of AMPS -- Dividends -- General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.


      The provisions of the Articles Supplementary establishing the terms of the shares of AMPS offered hereby will provide that the Applicable Rate for each series of AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS of such series. The Auction Procedures are attached as Appendix C to the statement of additional information.

      Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS of any series or the redemption price of shares of AMPS of such series called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS -- Dividends -- Non-Payment Period; Late Charge" in the statement of additional information.

      Auction Agent Agreement. The Fund will enter into an agreement (the "Auction Agent Agreement") with The Bank of New York (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.


      Broker-Dealer Agreements. The Auction Agent will enter into agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Jefferies & Company and Lehman Brothers Incorporated, and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker-Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, Merrill Lynch & Co., Inc.


      Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of AMPS of each series. One or more registered certificates for all of the shares of each series of AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS of the series to which it relates contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

      The following is a brief discussion of the procedures to be used in conducting Auctions. Separate auctions will be conducted for each series of AMPS. This summary is qualified by reference to the Auction Procedures set forth in Appendix C to the statement of additional information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the statement of additional information.

      Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for the shares of each series of AMPS offered hereby for each Dividend Period (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also a Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange (the "NYSE") is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Auctions for shares of Series M7 AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Monday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Tuesday (also a Dividend Payment Date). Auctions for shares of Series T7 AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Tuesday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Wednesday (also a Dividend Payment Date). Auctions for shares of Series W7 AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Wednesday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Thursday (also a Dividend Payment Date). Auctions for shares of Series TH7 AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Thursday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Friday (also a Dividend Payment Date). Auctions for shares of Series F7 AMPS for Dividend Periods after the Initial Dividend Period normally will be held every Friday after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following Monday (also a Dividend Payment
Date). The Auction Date and the first day of the related Dividend Period for any series of AMPS (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the Monday that normally would be an Auction Date for Series M7 AMPS is not a Business Day, then such Auction Date will be the preceding Friday and the first day of the related Dividend Period will continue to be the following Tuesday. See "Description of AMPS -- Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.


      Except as noted below, whenever the Fund intends to include any net capital gain or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS -- Dividends -- Additional Dividends" above.

      Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

            (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

                  (i) Hold Order -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

                  (ii) Bid -- indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

                  (iii) Sell Order -- indicating the number of outstanding
            shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

            (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

      The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

      In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.


      The Maximum Applicable Rate for shares of AMPS will be the higher of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

      The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage and the Applicable Spread will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS as follows:


                                              Applicable     Applicable       Applicable       Applicable
                                              Percentage     Percentage       Spread Over      Spread Over
               Credit Ratings                of Reference   of Reference       Reference        Reference
      ---------------------------------       Rate-- No         Rate--          Rate-- No     Rate--
         Moody's                S&P          Notification   Notification    Notification      Notification
         -------                ---          ------------   ------------    ------------      ------------
           Aaa                  AAA               110%           125%            1.10%            1.25%
       Aa3 to Aa1           AA- to AA+            125%           150%            1.25%            1.50%
        A3 to A1             A- to A+             150%           200%            1.50%            2.00%
      Baa3 to Baa1         BBB- to BBB+           175%           250%            1.75%            2.50%
       Below Baa3           Below BBB-            200%           300%            2.00%            3.00%

 There is no minimum Applicable Rate in respect of any Dividend Period.

      The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase, the Fund would be in compliance with the AMPS Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either S&P or Moody's, or both to provide a rating for the AMPS, subject to the Fund's ability to terminate compliance with the rating agency guidelines as discussed under "Rating Agency Guidelines." If either S&P or Moody's, or both, shall not make such a rating available, and subject to the Fund's ability to terminate compliance with the rating agency guidelines discussed under "Rating Agency Guidelines," Merrill Lynch or its affiliates and successors, after obtaining the Fund's approval, will select another NRSRO (a "Substitute Rating Agency") or two other NRSROs ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.


      Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

      Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

      A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

      If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.


      If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS of such series will be 60% of the Reference Rate on the date of the applicable Auction (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS).


      For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of holders of such series of AMPS to be redeemed and for payment to the Auction Agent, as set forth under "Description of AMPS -- Redemption" in the statement of additional information, will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than Merrill Lynch) will be prohibited from transferring (other than to the
Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer (i.e., Merrill Lynch) may submit an Order.

      Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through a mutually acceptable electronic means all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

      If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

            (a) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

            (b) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause
      (a) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (a) above and of the foregoing portion of this clause (b) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (b) shall be treated as the subject of a Bid by a Potential Holder; and

            (c) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (a) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause (b) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

      If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

      Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate).

      If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.


      If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period in the case of each series of AMPS, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.


      If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

      Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

      If Sufficient Clearing Bids have been made:

           (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

           (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

           (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

           (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

           (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

      If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

           (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

           (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

           (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

      If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

      Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 P.M., Eastern time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent. In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next day funds. If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker- Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

Broker-Dealers

      General. The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of any series of AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

      Fees. The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

      Secondary Trading Market. The Broker-Dealers intend to maintain a secondary trading market in the AMPS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may sell AMPS between Auctions at a price per share of less than $25,000.

                            RATING AGENCY GUIDELINES

      Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this prospectus.

      The Fund currently intends that, so long as shares of AMPS are outstanding and the AMPS are rated by Moody's and S&P, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least Aaa from Moody's and AAA from S&P. Moody's and S&P, which are NRSROs, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Board of Directors of the Fund, however, may determine that it is not in the best interest of the Fund to continue to comply with the guidelines of Moody's or S&P (described below). If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, the Fund will no longer be required to maintain a Moody's Discounted Value or a S&P Discounted Value, as applicable, at least equal to the AMPS Basic Maintenance Amount. If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, or both, at the time of termination, it must continue to be rated by at least one NRSRO.

      The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS -- Asset Maintenance" herein and in the statement of additional information.

      The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

      Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS -- Asset Maintenance" and "Description of AMPS -- Redemption" herein and in the statement of additional information.

      The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

      As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common stock has not been rated by a nationally recognized statistical rating organization.

      For additional information concerning the Moody's and S&P ratings guidelines, see "Rating Agency Guidelines" in the statement of additional information.

                 INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS


      The Investment Adviser, which is owned and controlled by Merrill Lynch & Co. Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of June 2003, the Investment Adviser and its affiliates, including Merrill Lynch Investment Managers, L.P. ("MLIM"), had a total of approximately $498 billion in investment company and other portfolio assets under management, including approximately $262 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


      The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.


      The portfolio manager primarily responsible for the Fund's day-to-day management is Robert A. DiMella. Robert DiMella has been a Vice President of MLIM since 1997 and has 13 years of experience investing in Municipal Bonds. The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Fund is also assisted by 13 research analysts with an average of 12 years of experience. The Investment Adviser will also be responsible for the performance of certain management services for the Fund.


      For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55% of the Fund's average daily net assets, plus the proceeds of any outstanding borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.


      The Investment Adviser has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:


                                                              Fee Waiver (as
                                                             a percentage of
                                                               average daily
                                                                net assets)
                                                             ---------------
            Years 1 through 5................................      0.15%
            Year 6 ..........................................      0.10%
            Year 7 ..........................................      0.05%
            Year 8 and thereafter............................      0.00%


The Investment Adviser has not agreed to waive any portion of its fee beyond July 31, 2010.


      The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

                                      TAXES

      In general, dividends on the AMPS will be exempt from Federal income tax in the hands of holders of such AMPS, subject to the possible application of the Federal alternative minimum tax. However, the Fund is required to allocate net capital gain and other taxable income, if any, proportionately among the common stock and each series of AMPS in accordance with the current position of the Internal Revenue Service ("IRS") described under the heading "Taxes" in the statement of additional information. The Fund may notify the Auction Agent of the amount of any net capital gain or other anticipated taxable income to be included in any dividend on the AMPS prior to the Auction establishing the Applicable Dividend Rate for such dividend. The Auction Agent will in turn notify holders of the AMPS and prospective purchasers. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend. See "The Auction -- Auction Procedures -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends." The amount of taxable income allocable to each series of AMPS will depend upon the amount of such income realized by the Fund and cannot be determined with certainty prior to the end of the Fund's fiscal year, but it is not generally expected to be significant.

      Generally within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received during that year. Capital gain dividends are taxable as long-term capital gains to you regardless of how long you have held your shares. The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (e.g., tax-exempt interest, capital gains and other taxable income). Accordingly, the Fund intends to designate dividends paid to each series of AMPS as tax-exempt interest, capital gains or other taxable income, as applicable, in proportion to each series' share of total dividends paid during the year.

      If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS -- Dividends -- Additional Dividends." The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

      Because the Fund may from time to time invest a substantial portion of its portfolio in Municipal Bonds bearing income that is taxable under the Federal alternative minimum tax, the Fund would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.

      If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS -- Dividends -- Restrictions on Dividends and Other Payments" herein and in the statement of additional information. This may prevent the Fund from meeting certain distribution requirements for qualification as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of AMPS -- Redemption" herein and in the statement of additional information. There can be no assurance, however, that any such action would achieve such objectives.

      By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a tax identification number or social security number or if the number you have provided is incorrect.

      Stockholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

                          DESCRIPTION OF CAPITAL STOCK


      The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares initially were classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. In this regard, the Board of Directors has reclassified 11,400 shares of unissued common stock as AMPS. See "Description of AMPS" herein and in the statement of additional information.

      The following table shows the amount of (i) capital stock authorized, (ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of August 6, 2003.

                                                                                        Amount Outstanding
                                                                      Amount Held      (Exclusive Of Amount
                                                      Amount          By Fund For        Held By Fund For
Title of Class                                      Authorized      Its Own Account      Its Own Account)
-----------                                         ----------      ---------------     -------------------
Common Stock................................       199,988,600           - 0 -               33,356,981
Auction Market Preferred Stock
  Series M7 AMPS............................             2,000           - 0 -                  - 0 -
  Series T7 AMPS............................             2,700           - 0 -                  - 0 -
  Series W7 AMPS............................             2,000           - 0 -                  - 0 -
  Series TH7 AMPS...........................             2,700           - 0 -                  - 0 -
  Series F7 AMPS............................             2,000           - 0 -                  - 0 -

Common Stock


      Holders of common stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of common stock and in the net assets of the Fund available for distribution to holders of common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Neither holders of common stock nor holders of preferred stock have pre-emptive or conversion rights and shares of common stock are not redeemable. The outstanding shares of common stock are fully paid and non-assessable.

      Holders of common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other preferred stock on each matter submitted to a vote of holders of common stock, except as described under "Description of AMPS -- Voting Rights" herein and in the statement of additional information.

      Stockholders are entitled to one vote for each share held. The shares of common stock, AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock, AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by such holders, and, in such event, the holders of the remaining shares of common stock, AMPS and any other preferred stock will not be able to elect any of such Directors.

      So long as any shares of the Fund's preferred stock are outstanding, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Description of AMPS -- Dividends -- Restrictions on Dividends and Other Payments" herein and in the statement of additional information."

      The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.


      The shares of common stock commenced trading on the NYSE on July 30, 2003. At August 6, 2003, the net asset value per share of common stock was $14.30 and the closing price per share on the NYSE was $15.00.

Preferred Stock


      Under the Articles Supplementary, the Fund is authorized to issue an aggregate of 11,400 shares of AMPS. See "Description of AMPS." Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of common stock nor holders of preferred stock have pre-emptive rights to purchase any shares of AMPS or any other preferred stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.


Certain Provisions of the Charter and By-laws


      The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other preferred stock may be removed only by action of AMPS and any other preferred stock.

      In addition, the Charter requires the favorable vote of the holders of at least 66 2/3% of the Fund's shares to approve, adopt or authorize the following:


      o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

      o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      o     a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. Following any issuance of preferred stock by the Fund, it is anticipated that the approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the Fund's shares of preferred stock, including the AMPS, then entitled to be voted, voting as a separate class.


      In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Fund's outstanding shares of capital stock (including the AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and, assuming preferred stock is issued, the affirmative vote of a majority of outstanding shares (as defined in the 1940 Act) of preferred stock of the Fund (including the AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

      The Charter and By-laws provide that the Board of Directors has the power, to the exclusion of stockholders, to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66 2/3% of shares of capital stock of the Fund, can be amended or repealed except by the vote of such required number of shares.

      The Board of Directors has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.


      The Fund's By-laws generally require that advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business at an annual meeting of stockholders. With respect to an annual meeting following the first annual meeting of stockholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 60 calendar days nor more than 90 calendar days prior to the anniversary date of the prior year's annual meeting (subject to certain exceptions). In the case of the first annual meeting of stockholders, the notice must be given no later than the tenth calendar day following the day upon which public disclosure of the date of the meeting is first made. Any notice by a stockholder must be accompanied by certain information as provided in the By-laws.

                                    CUSTODIAN

      The Fund's securities and cash are held under a custodian agreement with State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

                                  UNDERWRITING

      Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions contained in a purchase agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of AMPS offered hereby. The Underwriter has agreed to purchase all such shares if any are purchased.

      The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make in respect of those liabilities.

      The Underwriter is offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the Underwriter of officer's certificates and legal opinions. The Underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts


      The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $137.50 per share. There is a sales charge or underwriting discount of $250 per share, which is equal to 1% of the initial public offering price per share. After the initial public offering, the public offering price and concession may be changed. Investors must pay for any AMPS purchased in the offering on or before August 20, 2003.

      The expenses of the offering, excluding underwriting discount, are estimated at $340,000 and are payable by the Fund.


Other Relationships


      The Investment Adviser (and not the Fund) also has agreed to pay a fee to Merrill Lynch quarterly at the annual rate of .10% of the Fund's average daily net assets through July 31, 2008 and at the annual rate of .15% of the Fund's average daily net assets thereafter during the continuance of the Investment Advisory Agreement. The maximum amount of this fee, plus the partial reimbursement of underwriting expenses made by the Fund in connection with the initial public offering of the common stock, will not exceed 4.5% of the aggregate initial offering price of the Fund's initial public offering of its common stock. Merrill Lynch has agreed to provide certain after-market services to the Investment Adviser designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.


      Merrill Lynch will act in Auctions as a Broker-Dealer as set forth under "The Auction -- General -- Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "The Auction -- Broker-Dealers." Merrill Lynch also may provide information to be used in ascertaining the Reference Rate.

      The Fund also anticipates that Merrill Lynch may from time to time act as a broker in connection with the execution of its portfolio transactions. See "Portfolio Transactions" in the statement of additional information. Merrill Lynch is an affiliate of the Investment Adviser. See "Investment Restrictions" and "Portfolio Transactions" in the statement of additional information.

      The address of the Underwriter is 4 World Financial Center, New York, New York 10080.

             TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The transfer agent, dividend disbursing agent and registrar for the Fund's shares of AMPS is The Bank of New York, 100 Church Street, New York, New York 10286. The transfer agent, dividend disbursing agent and registrar for the Fund's shares of common stock is EquiServe, L.P., 150 Royall Street, Canton, Massachusetts 02021.

                          ACCOUNTING SERVICES PROVIDER

      State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                 LEGAL OPINIONS


      Certain legal matters in connection with the AMPS offered hereby are passed on for the Fund and the Underwriter by Sidley Austin Brown & Wood LLP, New York, New York.


                        INDEPENDENT AUDITORS AND EXPERTS


      Ernst & Young LLP, independent auditors, have audited the statement of assets and liabilities of the Fund as of July 17, 2003 which is included in this prospectus and Registration Statement. The statement of assets and liabilities is included in reliance upon their report, which is also included in this prospectus and in the Registration Statement, given on their authority as experts in accounting and auditing.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----
Investment Objective and Policies.........................................     3
Investment Restrictions...................................................     4
Description of AMPS.......................................................     6
The Auction...............................................................    13
Rating Agency Guidelines..................................................    14
Directors and Officers....................................................    20
Investment Advisory and Management Arrangements...........................    24
Portfolio Transactions....................................................    29
Taxes.....................................................................    30
Net Asset Value...........................................................    34
Additional Information....................................................    35
Report of Independent Auditors............................................   F-1
Statement of Assets and Liabilities (audited).............................   F-2
Financial Statements (unaudited)..........................................   F-3
APPENDIX A  Ratings of Municipal Bonds....................................   A-1
APPENDIX B  Settlement Procedures.........................................   B-1
APPENDIX C  Auction Procedures............................................   C-1

                                    GLOSSARY


      "Additional Dividend" has the meaning set forth on page 26 of this prospectus.


      "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.


      "AMPS" means, as the case may be, the Auction Market Preferred Stock, Series M7; or the Auction Market Preferred Stock, Series T7; or the Auction Market Preferred Stock, Series W7; or the Auction Market Preferred Stock, Series TH7; or the Auction Market Preferred Stock, Series F7; each with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

      "AMPS Basic Maintenance Amount" has the meaning set forth on page 27 of this prospectus.

      "AMPS Basic Maintenance Cure Date" has the meaning set forth on page 27 of this prospectus.

      "AMPS Basic Maintenance Report" has the meaning set forth on page 10 of the statement of additional information.


      "Anticipation Notes" shall mean the following Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.


      "Applicable Percentage" has the meaning set forth on page 31 of this prospectus.


      "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.


      "Applicable Spread" has the meaning set forth on page 31 of this prospectus.


      "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of the AMPS.

      "Auction" means a periodic operation of the Auction Procedures.

      "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

      "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.


      "Auction Date" has the meaning set forth on page 30 of this prospectus.


      "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to the statement of additional information.


      "Available AMPS" has the meaning set forth on page 33 of this prospectus.


      "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker- Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.


      "Bid" has the meaning set forth on page 33 of this prospectus.

      "Bidder" has the meaning set forth on page 31 of this prospectus.


      "Board of Directors" or "Board" means the Board of Directors of the Fund.

      "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

      "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker- Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

      "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

      "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

      "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary), of the Fund.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Common stock" means the common stock, par value $.10 per share, of the Fund.

      "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

      "Deposit Securities" means cash and Municipal Bonds rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

      "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

      "Discounted Value" means (i) with respect to an S&P Eligible Asset, the quotient of the fair market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the fair market value thereof divided by the applicable Moody's Discount Factor.


      "Dividend Payment Date" has the meaning set forth on page 25 of this prospectus.

      "Dividend Period" has the meaning set forth on page 25 of this prospectus.


      "DTC" means The Depository Trust Company.

      "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

      "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

      "Fitch" means Fitch Ratings or its successors.


      "Forward Commitment" has the meaning set forth on page 20 of the statement of additional information.


      "Fund" means Muni Intermediate Duration Fund, Inc., a Maryland corporation that is the issuer of the AMPS.


      "High Yield Municipal Bonds" means (a) with respect to Moody's (1) Municipal Bonds rated Ba1 to B3 by Moody's, (2) Municipal Bonds not rated by Moody's, but rated BB+ to B- by S&P or Fitch, and (3) Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, and (b) with respect to S&P (1) Municipal Bonds not rated by S&P but rated equivalent to BBB or lower by another NRSRO and (2) Municipal Bonds rated BB+ or lower by S&P.

      "Hold Order" has the meaning set forth on page 30 of this prospectus.


      "Initial Dividend Payment Date" means the first Dividend Payment Date for each series of AMPS.

      "Initial Dividend Period" means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for each series of the AMPS.

      "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

      "Inverse Floaters" means trust certificates or other instruments evidencing interests in one or more Municipal Bonds that qualify as (i) S&P Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity or (ii) Moody's Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that (a) such Inverse Floaters are rated by Moody's with the Investment Adviser having the capability to collapse (or relink) within seven days as a liquidity enhancement measure, and
(b) the issuer of such Inverse Floaters employs a leverage factor (i.e., the ratio of underlying capital appreciation bonds or other instruments to residual long-term derivative instruments) of not more than 2:1.


      "Investment Adviser" means Fund Asset Management, L.P.

      "IRS" means the United States Internal Revenue Service.


      "LIBOR Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

      "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750,
(A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate;
(xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

      "London Business Day" means any day on which commercial banks are generally open for business in London.

      "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.


      "Mandatory Redemption Price" has the meaning set forth on page 28 of this prospectus.


      "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.


      "Maximum Applicable Rate" has the meaning set forth on page 31 of this prospectus.


      "Moody's" means Moody's Investors Service, Inc. or its successors.


      "Moody's Discount Factor" has the meaning set forth on pages 16 to 17 of the statement of additional information.

      "Moody's Eligible Assets" has the meaning set forth on pages 17 to 18 of the statement of additional information.

      "Moody's Hedging Transactions" has the meaning set forth on page 18 of the statement of additional information.


      "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:


            % Change in                                      Moody's Volatility
            Marginal Tax Rate                                      Factor
            -----------------                                ------------------
            <5%...............................................          292%
            >5% but < / = 10%.................................          313%
            >10% but < / = 15%................................          338%
            >15% but < / = 20%................................          364%
            >20% but < / = 25%................................          396%
            >25% but < / = 30%................................          432%
            >30% but < / = 35%................................          472%
            >35% but < / = 40%................................          520%


      Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.


      "Municipal Bonds" has the meaning set forth on page 12 of this prospectus.

      "Municipal Index" has the meaning set forth on page 15 of the statement of additional information.


      "1940 Act" means the Investment Company Act of 1940, as amended from time to time.


      "1940 Act AMPS Asset Coverage" has the meaning set forth on page 27 of this prospectus.

      "1940 Act Cure Date" has the meaning set forth on page 27 of this prospectus.


      "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.


      "Non-Payment Period" has the meaning set forth on page 8 of the statement of additional information.

      "Non-Payment Period Rate" has the meaning set forth on page 8 of the statement of additional information.

      "Normal Dividend Payment Date" has the meaning set forth on page 24 of this prospectus.

      "Notice of Revocation" has the meaning set forth on page 7 of the statement of additional information.

      "Notice of Special Dividend Period" has the meaning set forth on page 26 of this prospectus.


      "NRSRO" means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities and Exchange Act of 1934, as amended, or any successor provisions.


      "Optional Redemption Price" has the meaning set forth on page 28 of this prospectus.

      "Order" has the meaning set forth on page 31 of this prospectus.

      "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

      "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

      "Preferred stock" means preferred stock, par value $.10 per share, of the Fund and includes the AMPS.

      "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

      "Receivables for Municipal Bonds Sold" for Moody's has the meaning set forth under the definition of Moody's Discount Factor, and for S&P has the meaning set forth under the definition of S&P Discount Factor.


      "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

      "Reference Rate" means: (i) with respect to a Dividend Period having 364 or fewer days, the higher of the applicable LIBOR Rate and the Taxable Equivalent of the Short-Term Municipal Bond Rate, or (ii) with respect to any Dividend Period having 365 or more days, the applicable Treasury Index Rate.

      "Request for Special Dividend Period" has the meaning set forth on page 25 of this prospectus.

      "Response" has the meaning set forth on page 26 of this prospectus.

      "Retroactive Taxable Allocation" has the meaning set forth on page 26 of this prospectus.


      "Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with the requirements of Rule 2a-7 thereunder.


      "Series M7 AMPS" means the Auction Market Preferred Stock, Series M7, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

      "Series T7 AMPS" means the Auction Market Preferred Stock, Series T7, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

      "Series W7 AMPS" means the Auction Market Preferred Stock, Series W7, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

      "Series TH7 AMPS" means the Auction Market Preferred Stock, Series TH7, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

      "Series F7 AMPS" means the Auction Market Preferred Stock, Series F7, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.


      "S&P" means Standard & Poor's or its successors.


      "S&P Discount Factor" has the meaning set forth on pages 14 to 15 of the statement of additional information.

      "S&P Eligible Assets" has the meaning set forth on pages 15 to 16 of the statement of additional information.

      "S&P Hedging Transactions" has the meaning set forth on page 15 of the statement of additional information.


      "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

      "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

      "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

      "7-Day Dividend Period" means a Dividend Period consisting of seven days.

      "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven) evenly divisible by seven, and not fewer than seven days nor more than 364 days.


      "Special Dividend Period" has the meaning set forth on page 24 of this prospectus.


      "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.


      "Submission Deadline" has the meaning set forth on page 32 of this prospectus.

      "Submitted Bid" has the meaning set forth on page 33 of this prospectus.

      "Submitted Hold Order" has the meaning set forth on page 33 of this prospectus.

      "Submitted Order" has the meaning set forth on page 33 of this prospectus.

      "Submitted Sell Order" has the meaning set forth on page 33 of this prospectus.


      "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

      "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a NRSRO or two NRSROs, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after obtaining the Fund's approval, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.


      "Sufficient Clearing Bids" has the meaning set forth on page 33 of this prospectus.

      "Taxable Equivalent of the Short-Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.


      "Treasury Bonds" means U.S. Treasury Bonds or Notes.

      "Treasury Index Rate" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.


      "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

      "Valuation Date" has the meaning set forth on page 27 of this prospectus.


      "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.


      "Winning Bid Rate" has the meaning set forth on page 33 of this prospectus.

================================================================================


                                  $285,000,000



                      Muni Intermediate Duration Fund, Inc.

                     Auction Market Preferred Stock ("AMPS")



                             2,000 Shares, Series M7

                             2,700 Shares, Series T7

                             2,000 Shares, Series W7

                             2,700 Shares, Series TH7

                             2,000 Shares, Series F7

                    Liquidation Preference $25,000 Per Share


                                   ----------

                                   PROSPECTUS

                                   ----------


                               Merrill Lynch & Co.



                                 August 15, 2003                CODE #19141-0803


================================================================================

STATEMENT OF ADDITIONAL INFORMATION

                                  $285,000,000


                      Muni Intermediate Duration Fund, Inc.

                     Auction Market Preferred Stock ("AMPS")


                             2,000 Shares, Series M7
                             2,700 Shares, Series T7
                             2,000 Shares, Series W7
                             2,700 Shares, Series TH7
                             2,000 Shares, Series F7
                    Liquidation Preference $25,000 Per Share


                                   ----------


      Muni Intermediate Duration Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end fund. The investment objective of the Fund is to provide common stockholders with high current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing, as a fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade (commonly known as "junk bonds") or, if unrated, are considered by the Fund's investment adviser to possess similar credit characteristics. Under normal market conditions and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest, as a non-fundamental policy, at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in municipal obligations with a duration, as calculated by the Fund's investment adviser, of three to ten years. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration, as calculated by the Fund's investment adviser, of three to ten years. There can be no assurance that the Fund's investment objective will be realized.


      Certain capitalized terms not otherwise defined in this statement of additional information have the meaning provided in the Glossary included as part of the prospectus.

      This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus of the Fund, which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 543-6217. The prospectus is incorporated by reference into this statement of additional information, and this statement of additional information is incorporated by reference into the prospectus.

                                   ----------
                               Merrill Lynch & Co.
                                   ----------


    The date of this statement of additional information is August 15, 2003.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----
Investment Objective and Policies .......................................      3
Investment Restrictions .................................................      4
Description of AMPS .....................................................      6
The Auction .............................................................     13
Rating Agency Guidelines ................................................     14
Directors and Officers ..................................................     20
Investment Advisory and Management Arrangements .........................     24
Portfolio Transactions ..................................................     29
Taxes ...................................................................     30
Net Asset Value .........................................................     34
Additional Information ..................................................     35
Report of Independent Auditors ..........................................    F-1
Statement of Assets and Liabilities (audited) ...........................    F-2
Financial Statements (unaudited) ........................................    F-3
APPENDIX A  Ratings of Municipal Bonds ..................................    A-1
APPENDIX B  Settlement Procedures .......................................    B-1
APPENDIX C  Auction Procedures ..........................................    C-1

                        INVESTMENT OBJECTIVE AND POLICIES


      The Fund's investment objective is to provide common stockholders with high current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income tax ("Municipal Bonds"). The Fund's investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under normal market conditions, and after the initial investment period following this offering (expected to be approximately three months), the Fund will invest at least 80% of its net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by Fund Asset Management, L.P. (the "Investment Adviser"), of three to ten years. This is a non-fundamental policy and may be changed by the Fund's Board of Directors provided that stockholders are provided with at least 60 days' prior notice of any change as required by the 1940 Act. The Fund expects to maintain, under normal market conditions, a dollar-weighted average portfolio duration of three to ten years. There is no limit on the remaining maturity of each individual Municipal Bond investment by the Fund. There can be no assurance that the Fund's investment objective will be realized.


      Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics.

      The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Adviser to possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or which the Investment Adviser believes will soon be in default.

      The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund's portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.


      The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. Under normal market conditions, the Fund expects to maintain a dollar-weighted average portfolio duration of three to ten years. "Duration" measures the sensitivity of a security's price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio's duration, the greater the change in the portfolio's value in response to changes in interest rates. The Investment Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Investment Adviser expects interest rates to increase, it attempts to shorten the portfolio's duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Investment Adviser believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

      For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. These investments will yield taxable income. From time to time, the Fund may also realize taxable capital gains.

      The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies -- Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Hedging Transactions -- Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

      Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Investment Adviser will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

      The Fund ordinarily does not intend to realize investment income not exempt from Federal income tax. The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund believes such securities to be exempt from Federal income taxation ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. Interest received on certain otherwise tax exempt securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See "Taxes." The percentage of the Fund's total assets invested in "private activity bonds" will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

      Reference is made to "Investment Objective and Policies" and "Other Investment Policies" in the prospectus for information regarding other types of securities that the Fund may invest in to achieve its objective.

                             INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock and outstanding shares of AMPS and any other preferred stock, voting together as a single class, and the majority of the outstanding shares of AMPS and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

            1. Make investments for the purpose of exercising control or management.

            2. Purchase or sell real estate, commodities or commodity contracts except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

            3. Issue senior securities or borrow money except as permitted by
      Section 18 of the 1940 Act.

            4. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.


            5. Make loans to other persons, except (i) the Fund shall not be deemed to be making a loan to the extent that the Fund purchases Municipal Bonds or other debt instruments or enters into repurchase agreements or any similar instruments and (ii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this prospectus.


            6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.

      Additional investment restrictions adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Fund may not:

            a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently prohibits the Fund from purchasing the securities of other investment companies except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities and provided that the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

            b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (3) above or except as may be necessary in connection with transactions described under "Other Investment Policies."

            c. Purchase any securities on margin, except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).


            d. Change its policy of investing, under normal market conditions, at least 80% of the Fund's net assets (including assets acquired from the sale of preferred stock), plus the amount of any borrowings for investment purposes, in Municipal Bonds with a duration, as calculated by the Fund's Investment Adviser, of three to ten years, unless the Fund provides stockholders with at least 60 days' prior written notice of such change.


      If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

      The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the

Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

      The Investment Adviser of the Fund and Merrill Lynch are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions" in this statement of additional information.

                               DESCRIPTION OF AMPS

      Certain of the capitalized terms used herein are defined in the Glossary that appears at the back of the prospectus.


      The AMPS of each series will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of AMPS generally will be a 7-Day Dividend Period; provided however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 28 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see Appendix C "Auction Procedures."


      Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of each series of AMPS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix C "Auction Procedures." As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

      When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS -- Liquidation Rights" in the prospectus. The shares of AMPS will not be convertible into shares of common stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. Each series of AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated in the prospectus. See "Description of AMPS -- Redemption" in the prospectus.

      In addition to serving as the Auction Agent in connection with the Auction Procedures described in the prospectus, The Bank of New York will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

      Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation.

      The following supplements the description of the terms of the shares of AMPS set forth in the prospectus. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this statement of additional information is a part.

Dividends

      General. The holders of shares of each series of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the common stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."


      Notification of Dividend Period. In determining whether the Fund should issue a Notice of Special Dividend for a series of AMPS, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the AMPS, (iv) industry and financial conditions which may affect the AMPS, (v) the investment objective of the Fund, and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the series of AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the series of AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if
(x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on the Valuation Date immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been segregated in an account at the Fund's custodian bank or on the books of the Fund by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's and S&P. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period for any series of AMPS, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.


      Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, Eastern time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for any series of AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period."


      The Applicable Rate for each Dividend Period for shares of AMPS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period in the case of each series of AMPS. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment
Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, Eastern time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, Eastern time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, Eastern time, on the next Business Day.

      The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 300% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time by resolution or otherwise the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and S&P (and any Substitute Rating Agency or Substitute Rating Agencies, as the case may be, in lieu of Moody's or S&P, or both, in the event either or both of such parties shall not rate the
AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then current ratings on the AMPS.

      Restrictions on Dividends and Other Payments. For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of common stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid, and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

Asset Maintenance

      1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities which are stock, including the shares of AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS -- Redemption" in the prospectus and "-- Redemption" below.

      AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary as of the last Business Day of each week (a "Valuation Date") to maintain S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS -- Redemption" in the prospectus and "-- Redemption" below. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date.

      The AMPS Basic Maintenance Amount as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each share of AMPS outstanding to (but not including) the end of the current Dividend Period for each series of AMPS that follows such Valuation Date in the event the then current Dividend Period for each series of AMPS will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current Dividend Period will not end within 49 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation

Date; (E) the amount of current outstanding balances of any indebtedness which is senior to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (F) the amount of the Fund's maximum potential Additional Dividend liability as of such Valuation Date; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund's portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) either (A) the Discounted Value of any of the Fund's assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of (i)(B) through (i)(G).

      The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.


      On or before the seventh Business Day after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to deliver to Moody's and S&P, as the case may be, a report with respect to the calculation of the AMPS Basic Maintenance Amount, the value of its portfolio holdings and the net asset value and market price of the Fund's common stock as of the date of such failure (an "AMPS Basic Maintenance Report"). The Fund also will deliver an AMPS Basic Maintenance Report as of the 21st day of each month (or if such day is not a Business Day, as of the next succeeding Business Day) or as of the last Business Day of the month in which the Fund's fiscal year ends on or before the seventh Business Day after such day. Within ten Business Days after delivery of such report relating to the Fund's fiscal year end, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in such AMPS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund. The Fund will also provide Moody's and S&P with an AMPS Basic Maintenance Report as of each Valuation Date on or before the seventh Business Day after such date when the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, fails to exceed the AMPS Basic Maintenance Amount by 25% or more. Also, on or before 5:00 p.m., Eastern time, on the first Business Day after shares of common stock are repurchased by the Fund, the Fund will complete and deliver to S&P and Moody's an AMPS Basic Maintenance Report as of the close of business on such date that common stock is repurchased.


Redemption

      Mandatory Redemption. The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS and other preferred stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption not later than 30 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on or prior to 30 days after such Cure Date, the Fund will redeem those shares of AMPS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.


      Notice of Redemption. If shares of AMPS of any series are to be redeemed, a notice of redemption will be mailed to each record holder of such series of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 60 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of shares of AMPS of such series to be redeemed, (iii) the redemption price, (iv) the place or places where shares of AMPS of such series are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date and (vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

      In the event that less than all of the outstanding shares of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of such series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

      If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the holders of such series of AMPS to be redeemed and for payment to the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption notice thereof, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS of such series so called for redemption may look only to the Fund for payment thereof.

      So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent. Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

Voting Rights

      In connection with the election of the Fund's directors, holders of shares of AMPS and any other preferred stock, voting as a separate class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and shares of AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of preferred stock are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS and any other preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS and any other preferred stock (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of shares of AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.


      The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other preferred stock, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of preferred stock with respect to the payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other preferred stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of AMPS differently than those of a holder of shares of any other series of AMPS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Directors, however, without stockholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Furthermore, the Board of Directors, without stockholder approval, may terminate compliance with the Moody's or S&P guidelines as discussed under "Rating Agency Guidelines" in the prospectus. Unless a higher percentage is provided for under "Description of Capital Stock -- Certain Provisions of the Charter and By-laws" in the prospectus, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock (as defined under "Investment Restrictions"), including AMPS, entitled to be cast, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment policies and restrictions described as fundamental policies in the prospectus and under "Investment Restrictions." So long as any shares of AMPS are outstanding, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock (as defined under "Investment Restrictions"), including AMPS, voting together as a single class, will be required to approve any voluntary application by the Fund for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. The class vote of holders of shares of AMPS and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and shares of AMPS and any other preferred stock, voting together as a single class, necessary to authorize the action in question. An increase in the number of authorized shares of preferred stock pursuant to the Charter or the issuance of additional shares of any series of preferred stock (including AMPS) pursuant to the Charter shall not in and of itself be considered to adversely affect the contract rights of the holders of the AMPS.


      Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the AMPS will be entitled as a series, to the exclusion of the holders of all other securities, including other preferred stock, common stock and other classes of capital stock of the Fund, to vote on matters affecting the AMPS that do not materially adversely affect any of the contract rights of holders of such other securities, including other preferred stock, common stock and other classes of capital stock, as expressly set forth in the Charter, and (ii) holders of outstanding shares of AMPS will not be entitled to vote on matters affecting any other preferred stock that do not materially adversely affect any of the contract rights of holders of the AMPS, as expressly set forth in the Charter. The foregoing voting provisions will not apply to any shares of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

      The foregoing voting provisions will not apply to any shares of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or
(ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                   THE AUCTION

Auction Agent Agreement

      The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining, or failing to ascertain, the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

      The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement at any time, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

Broker-Dealer Agreements

      The Auctions require the participation of one or more broker-dealers. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

Auction Procedures

      The Auction Procedures are set forth in Appendix C to this statement of additional information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to this statement of additional information.

                            RATING AGENCY GUIDELINES

S&P AAA Rating Guidelines


      The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Bond will be determined by reference to the rating by S&P, Moody's or Fitch on such Bond; provided, however, for purposes of determining the S&P Discount Factor applicable to Municipal Bonds not rated by S&P, the Municipal Bonds will carry an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Bond is placed by a NRSRO.

      S&P Discount Factors applicable to Municipal Bonds are set forth below:

                            S&P's Rating Category(1)
--------------------------------------------------------------------------------
 AAA*       AA*       A*       BBB*       BB*       B*         CCC*        NR**
144.75%   147.75%   150.75%   153.75%   175.11%   195.11%     215.11%    220.00%
--------------------------------------------------------------------------------


----------
*     S&P rating.

**    Not Rated.

(1) For Municipal Bonds of any one issuer rated at least BBB by S&P, or if not rated by S&P, rated at least A by another NRSRO, 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets, but in no event greater than 10%; or for any percentage over 5% add 10 percentage points to the applicable S&P Discount Factor.

      Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Municipal Bonds are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's or F-1+ by Fitch; provided, however, such short-term Municipal Bonds rated by Moody's or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P and further provided that such short-term Municipal Bonds rated by Moody's or Fitch but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Rule 2a-7 Money Market Funds will be 110%, (iii) the S&P Discount Factor for Receivables for Municipal Bonds Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Bonds sold, and (iv) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold if such receivables are due within five Business Days of such Valuation Date. "Receivables for Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody's or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds.


      The S&P guidelines require certain minimum issue size and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Municipal Bonds must:

            (i) be issued by any of the 50 states of the United States, its territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance);

            (ii) be interest bearing and pay interest at least semi-annually;

            (iii) be payable with respect to principal and interest in U.S. dollars;

            (iv) not be subject to a covered call or covered put option written by the Fund;

            (v) except for Inverse Floaters, not be part of a private placement; and

            (vi) except for Inverse Floaters and legally defeased bonds that are secured by securities issued or guaranteed by the United States Government, be part of an issue with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million, is rated at least AA or higher by S&P.

      Notwithstanding the foregoing:

            (i) Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 25% of the aggregate fair market value of S&P Eligible Assets;


            (ii) Municipal Bonds which are escrow bonds or defeased bonds may compose up to 100% of the aggregate fair market value of S&P Eligible Assets if such Bonds initially are assigned a rating by S&P in accordance with S&P's legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. Municipal Bonds may be rated as escrow bonds by another NRSRO or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated Bonds are limited to 50% of the aggregate fair market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such Municipal Bonds. The limitations on Municipal Bonds in clause (i) above and clauses (iii) and (iv) below are not applicable to escrow bonds;


            (iii) Municipal Bonds which are not rated by any NRSRO may comprise no more than 10% of S&P Eligible Assets;


            (iv) Municipal Bonds rated at least BBB by S&P, or if not rated by S&P, rated at least A by another NRSRO, of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, High Yield Municipal Bonds of any issuer may comprise no more than 5% of S&P Eligible Assets, and Municipal Bonds of any one issuer which are not rated by any NRSRO will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 5% of the aggregate fair market value of the S&P Eligible Assets. In the aggregate, the maximum issuer exposure is limited to 10% of the S&P Eligible Assets; and

            (v) Municipal Bonds not rated by S&P but rated by another NRSRO will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets.


      As discussed in the prospectus, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or Treasury Bonds and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

            (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

            (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

            (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

            (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and


            (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or liquid assets in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.


      For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

Moody's Aaa Rating Guidelines


      The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS -- Asset Maintenance -- AMPS Basic Maintenance Amount" herein. Moody's Eligible Assets include cash, Receivables for Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Bond will be determined by reference to the rating by Moody's, S&P or Fitch on such Bond in accordance with the tables set forth below:

                           Moody's Rating Category(1)
          ----------------------------------------------------------------
           Aaa           Aa              A             Baa        Other(2)
          ----          ----           ----           ----        --------
          151%          159%           168%           202%          220%

----------
(1) Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.
(2) Municipal Bonds rated Ba1 to B3 by Moody's or, if not rated by Moody's, rated BB+ to B- by S&P or Fitch. In addition, Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, will be included under "Other" in the table. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.

                             Moody's Rating Category
                 ------------------------------------------------
                 MIG-1, VMIG-1, P-1(1)      MIG-1, VMIG-1, P-1(2)
                 ---------------------      ---------------------
                         100%                       136%

----------
(1) Moody's rated Municipal Bonds that have a maturity less than or equal to 49 days and Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity less than or equal to 49 days.
(2) Moody's rated Municipal Bonds that have a maturity greater than 49 days and Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity greater than 49 days.

      Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Bonds Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Bonds sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within 30 Business Days of such Valuation Date.

      The Moody's Discount Factor for Inverse Floaters shall be the product of
(x) the percentage determined by reference to the rating on the security underlying such Inverse Floaters multiplied by (y) 1.25.

      The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be
110%.

      The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and geographical concentration, as well as other requirements for purposes of determining whether Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table below:

                                     Minimum         Maximum        Maximum
                                   Issue Size      Underlying     State Allowed
      Rating                      ($ Millions)   Obligor (%)(1)     (%)(1)(3)
      ------                      ------------   --------------   -------------
      Aaa.......................       N/A             100             100
      Aa........................       10              20              60
      A.........................       10              10              40
      Baa.......................       10               6              20
      Ba........................       10               4              12
      B.........................       10               3              12
      Other (2).................       10               2              12

----------
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.

(2) Municipal Bonds not rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser.

(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.
N/A Not applicable.

      For purposes of the maximum underlying obligor requirement described above, any Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond.

      Current Moody's guidelines also require that Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, are publicly rated B3 or higher by Moody's or, if not rated by Moody's, but rated by S&P or Fitch, are publicly rated at least B- by S&P or Fitch, or if not explicitly rated by Moody's, S&P or Fitch, be rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, not have suspended ratings by Moody's, if an Inverse Floater be explicitly rated by Moody's, and be part of an issue of Municipal Bonds of at least $10,000,000 (except for issues rated Aaa by Moody's, as provided in the chart above).

      When the Fund sells a Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. For so long as the AMPS are rated by Moody's, the Fund will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the ratings then assigned the AMPS by Moody's. When the Fund purchases a Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.

      High Yield Municipal Bonds may comprise no more than 20% of Moody's Eligible Assets. Unless conclusions regarding liquidity risk as well as estimates of both the probbaility and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated High Yield Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.

      Inverse Floaters, including primary market and secondary market residual interest bonds, may constitute no more than 10% of Moody's Eligible Assets.

      Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

      For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by 5% or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

      For so long as any shares of AMPS are rated by Moody's, the Fund will not engage in Bond Market Association Municipal Swap Index swap transactions ("BMA swap transactions"), buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may engage in BMA swap transactions, purchase or sell exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively "Moody's Hedging Transactions"), subject to the following limitations:

            (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding financial futures contracts based on the Municipal Index having fair market value exceeding 50% of the fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

            (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 80% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

            (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

            (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

            (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

            (vi) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that an option or futures transaction so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objective and policies, in a security that is not an option or futures transaction, subject to the Investment Adviser periodically demonstrating to Moody's that said economic results are achieved, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase;

            (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount; and

            (viii) the Fund will not engage in BMA swap transactions with respect to more than 20% of the Fund's net assets; provided that the Fund's use of futures will proportionately decrease as the Fund's use of BMA swap transactions increases, and vice-versa.

      For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

      For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

      For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

            (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

            (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

      For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

                                   ----------

      For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund,
(v) reissue any AMPS previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or (viii) engage in reverse repurchase agreements.


      For as long as the AMPS are rated by S&P, the Fund will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to the shares of AMPS by S&P, engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if: (i) the counterparty to the swap transaction has a short-term rating of A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A+ or higher, (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS, (iii) the interest rate swap transaction will be marked-to-market weekly by the swap counterparty, (iv) if the Fund fails to maintain an aggregate discounted value at least equal to the AMPS Basic Maintenance Amount on two consecutive Valuation Dates then the agreement shall terminate immediately, (v) for the purpose of calculating the Discounted Value of S&P Eligible Assets, 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets, 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the AMPS Basic Maintenance Amount, and (vi) the Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.


                             DIRECTORS AND OFFICERS

      The Directors of the Fund consist of five individuals, four of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

      Each non-interested Director is a member of the Fund's Audit and Nominating Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Fund's independent auditors, including resolution of disagreements regarding financial reporting between Fund management and such auditors. The Board of the Fund has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee has retained independent legal counsel to assist them in connection with these duties. Since the Fund was incorporated, the Committee has held one meeting.

Biographical Information

      Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM") ("FAM/MLIM-advised funds") and other public directorships.

                                         Term of                                            Number of
                      Position(s)      Office** and                                     FAM/MLIM-Advised
Name, Address*       Held with the    Length of Time      Principal Occupation(s)     Funds and Portfolios         Public
and Age                  Fund             Served          During Past Five Years            Overseen           Directorships
------------------  --------------   ---------------   ---------------------------    --------------------   -------------------
Donald W. Burton    Director         Director since    General Partner of The         21 registered          ITC DeltaCom,
(59)                                 2003              Burton Partnership, Limited    investment             Inc. (telecom-
                                                       Partnership (an Investment     companies consisting   munications); ITC
                                                       Partnership) since 1979;       of 35 portfolios       Holding Company,
                                                       Managing General Partner of                           Inc. (telecommuni-
                                                       The South Atlantic Venture                            cations);
                                                       Funds since 1983; Member of                           Knology, Inc.
                                                       the Investment Advisory                               (telecommuni-
                                                       Committee of the Florida                              cations);
                                                       State Board of                                        MainBancorp, N.A.
                                                       Administration since 2001.                            (bank holding
                                                                                                             company);
                                                                                                             PriCare, Inc.
                                                                                                             (health care);
                                                                                                             Symbion, Inc.
                                                                                                             (health care)

M. Colyer Crum      Director         Director since    James R. Williston Professor   22 registered          Cambridge Bancorp
(71)                                 2003              of Investment Management       investment companies   (banking company)
                                                       Emeritus, Harvard Business     consisting of 36
                                                       School since 1996; James R.    portfolios
                                                       Williston Professor of
                                                       Investment Management,
                                                       Harvard Business School,
                                                       from 1971 to 1996.

Laurie Simon        Director         Director since    Professor of Finance and       21 registered          None
Hodrick (40)                         2003              Economics, Graduate School     investment companies
                                                       of Business, Columbia          consisting of 35
                                                       University since 1998;         portfolios
                                                       Associate Professor of
                                                       Finance and Economics,
                                                       Graduate School of Business,
                                                       Columbia University from
                                                       1996 to 1998.

                                                    (footnotes on the next page)

                                         Term of                                            Number of
                      Position(s)      Office** and                                     FAM/MLIM-Advised
Name, Address*       Held with the    Length of Time      Principal Occupation(s)     Funds and Portfolios         Public
and Age                  Fund             Served          During Past Five Years            Overseen           Directorships
------------------  --------------   ---------------   ---------------------------    --------------------   -------------------
Fred G. Weiss (61)  Director         Director since    Managing Director of FGW       21 registered          Watson
                                     2003              Associates since 1977; Vice    investment companies   Pharmaceutical
                                                       President, Planning            consisting of 35       Inc. (pharmaceuti-
                                                       Investment and Development     portfolios             cal company)
                                                       of Warner Lambert Co. from
                                                       1979 to 1997; Director of
                                                       BTG International PLC (a
                                                       global technology
                                                       commercialisation company)
                                                       since 2001; Director of the
                                                       Michael J. Fox Foundation
                                                       for Parkinson's Research.

----------
* The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
** Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's By-laws, Charter or by statute.

      Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in FAM/MLIM-advised funds and public directorships held.

                                                                                            Number of
                      Position(s)    Term of Office+                                    FAM/MLIM-Advised
Name, Address*       Held with the    and Length of       Principal Occupation(s)     Funds and Portfolios         Public
and Age                  Fund          Time Served        During Past Five Years            Overseen           Directorships
------------------  --------------   ---------------   ---------------------------    --------------------   -------------------
Terry K.            President and    President and     President and Chairman of      114 registered         None
Glenn++(62)         Director         Director+++       the FAM/MLIM-advised funds     investment companies
                                     since 2003        since 1999; Chairman           consisting of 159
                                                       (Americas Region) of MLIM      portfolios
                                                       from 2000 to 2002; Executive
                                                       Vice President of MLIM and
                                                       the Investment Adviser
                                                       (which terms as used herein,
                                                       include their corporate
                                                       predecessors) from 1983 to
                                                       2002; President of FAM
                                                       Distributors, Inc. ("FAMD"
                                                       or the "Distributor") from
                                                       1986 to 2002 and Director
                                                       thereof from 1991 to 2002;
                                                       Executive Vice President and
                                                       Director of Princeton
                                                       Services, Inc. ("Princeton
                                                       Services") from 1993 to
                                                       2002; President of Princeton
                                                       Administrators, L.P. from
                                                       1988 to 2002; Director of
                                                       Financial Data Services,
                                                       Inc. from 1985 to 2002.

Donald C. Burke     Vice President   Vice President    First Vice President of MLIM   113 registered         None
(43)                and Treasurer    and Treasurer     since 1997 and the Treasurer   investment companies
                                     since 2003        thereof since 1999; Senior     consisting of 158
                                                       Vice President and Treasurer   portfolios
                                                       of Princeton Services since
                                                       1999; Vice President of FAMD
                                                       since 1999; Vice President
                                                       of MLIM and the Investment
                                                       Adviser from 1990 to 1997;
                                                       Director of Taxation of MLIM
                                                       since 1990.

                                                    (footnotes on the next page)

                                                                                            Number of
                      Position(s)    Term of Office+                                    FAM/MLIM-Advised
Name, Address*       Held with the    and Length of       Principal Occupation(s)     Funds and Portfolios         Public
and Age                  Fund          Time Served        During Past Five Years            Overseen           Directorships
------------------  --------------   ---------------   ---------------------------    --------------------   -------------------
Kenneth A. Jacob    Senior Vice      Senior Vice       Managing Director of MLIM      37 registered          None
(52)                President        President since   since 2000; First Vice         investment companies
                                     2003              President of MLIM from 1997    consisting of 49
                                                       to 2000; Vice President of     portfolios
                                                       MLIM from 1984 to 1997; Vice
                                                       President of the Investment
                                                       Adviser since 1984.

John M. Loffredo    Senior Vice      Senior Vice       Managing Director of MLIM      37 registered          None
(39)                President        President since   since 2000; First Vice         investment companies
                                     2003              President of MLIM from 1997    consisting of 49
                                                       to 2000; Vice President of     portfolios
                                                       MLIM from 1991 to 1997;
                                                       Portfolio Manager of the
                                                       Investment Adviser and MLIM
                                                       since 1997.

Robert A. DiMella   Vice President   Vice President    Vice President of MLIM since   5 registered           None
(36)                and Portfolio    since 2003        1997; Assistant Vice           investment companies
                    Manager                            President of MLIM from 1995    consisting of 5
                                                       to 1997; Assistant Portfolio   portfolios
                                                       Investment Adviser of MLIM
                                                       from 1993 to 1995.


Brian D. Stewart    Secretary        Secretary since   Vice President of MLIM since   37 registered          None
(34)                                 2003              2002; Attorney associated      investment companies
                                                       with Reed Smith LLP from       consisting of 51
                                                       2001 to 2002; Attorney         portfolios
                                                       associated with Saul Ewing
                                                       LLP from 1999 to 2001.

----------
  * The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
  + Elected by and serves at the pleasure of the Board of Directors of the Fund.
 ++ Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or the Investment Adviser acts as investment adviser. Mr. Glenn is an "interested person," as defined in the 1940 Act, of the Fund based on his former positions with the Investment Adviser, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
+++ As Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund's By-laws, Charter or by statute.

      In connection with the election of the Fund's Directors, holders of shares of AMPS and other preferred stock, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by all holders of capital stock, voting as a single class. Mr. Crum and Ms. Hodrick have been designated as the Directors to be elected by holders of preferred stock. See "Description of AMPS--Voting Rights."

Share Ownership

      Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2002 is set forth in the chart below.

                                                                                Aggregate Dollar Range
                                                Aggregate Dollar Range        of Securities in Supervised
Name                                             of Equity in the Fund           Merrill Lynch Funds*
----                                            ----------------------        ---------------------------
Interested Director:
    Terry K. Glenn.............................          None                        Over $100,000
Non-interested Directors:
    Donald W. Burton...........................          None                        Over $100,000
    M. Colyer Crum.............................          None                        Over $100,000
    Laurie Simon Hodrick.......................          None                        Over $100,000
    Fred G. Weiss..............................          None                        Over $100,000

----------
* For the number of FAM/MLIM-advised funds from which each Director receives compensation, see the table above under "Directors and Officers -- Biographical Information."

      As of the date of this statement of additional information none of the Directors and officers of the Fund owned any outstanding shares of common stock or AMPS of the Fund. As of the date of this statement of additional information, none of the non-interested Directors of the Fund nor any of their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

      Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries as well as such Directors' actual out-of-pocket expenses relating to attendance at meetings.


      The Fund pays each non-interested Director a combined fee for services on the Board and the Committee of $3,000 per year, $250 per in person Board meeting attended and $250 per in person committee meeting attended. The Fund pays the Chairman of the Committee an additional fee of $500 per year. The Fund reimburses each non-interested Director for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.


      The following table sets forth the estimated compensation to be paid by the Fund to the non-interested Directors projected through the end of the Fund's first full fiscal year and the aggregate compensation paid to them from all registered FAM/MLIM-advised funds for the calendar year ended December 31, 2002.


                                                                     Pension or                      Aggregate
                                                                     Retirement                    Compensation
                                                                      Benefits       Estimated     From Fund and
                                                                     Accrued as       Annual           other
                                         Position     Compensation  Part of Fund   Benefits Upon     FAM/MLIM-
Name of Director                         with Fund      From Fund      Expense      Retirement     Advised Funds
----------------                         ---------    ------------  ------------   -------------   -------------
Donald W. Burton.....................    Director        $5,000          None          None         $189,042
M. Colyer Crum*......................    Director        $5,500          None          None         $226,583
Laurie Simon Hodrick.................    Director        $5,000          None          None         $208,917
Fred G. Weiss........................    Director        $5,000          None          None         $208,917


----------
*     Chairman of the Committee.

                 INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS


      The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 100 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of June 2003, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $498 billion in investment company and other portfolio assets under management, including approximately $262 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.


      The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.


      The portfolio manager primarily responsible for the Fund's day-to-day management is Robert A. DiMella. Robert DiMella has been a Vice President of MLIM since 1997 and has 13 years of experience investing in Municipal Bonds. The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly. The Fund is also assisted by 13 research analysts with an average of 12 years of experience. The Investment Adviser will also be responsible for the performance of certain management services for the Fund.


      For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.55% of the Fund's average daily net assets plus the proceeds of any outstanding borrowings used for leverage ("average daily net assets" means the average daily value of the total assets of the Fund, including the amount obtained from leverage and any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average daily net assets is determined at the end of each month on the basis of the average net assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.


      The Investment Adviser has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:


                                                               Fee Waiver (as
                                                              a percentage of
                                                                average daily
                                                                 net assets)
                                                              ---------------
            Years 1 through 5...............................       0.15%
            Year 6..........................................       0.10%
            Year 7..........................................       0.05%
            Year 8 and thereafter...........................       0.00%


The Investment Adviser has not agreed to waive any portion of its fee beyond July 31, 2010.


      The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

      Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund.

      In connection with the Board of Directors' consideration of the Investment Advisory Agreement, the Board reviewed information derived from a number of sources and covering a range of issues relating to, among other things, alternatives to the Investment Advisory Agreement. The Board of Directors considered the services to be provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services to be provided by the Investment Adviser and its affiliates under other agreements, and the personnel who will provide these services. In addition to the investment advisory services to be provided to the Fund, the Investment Adviser and its affiliates will provide administrative services, stockholder services, oversight of fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Fund's Board of Directors also considered the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. The benefits considered by the Board of Directors included not only the Investment Adviser's compensation for investment advisory services, but also compensation paid to the Investment Adviser or its affiliates for other non-advisory services provided to the Fund. The Board of Directors concluded that the advisory fee was reasonable in relation to the services to be provided by the Investment Adviser to the Fund as well as the anticipated costs and benefits to be gained by the Investment Adviser in providing such services.

      In reaching its conclusion, the Board of Directors focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing leveraged, closed-end investment companies that invest in Municipal Bonds. The Board of Directors, based on their experience as directors of other investment companies managed by the Investment Adviser and its affiliates, also focused on the quality of the compliance and administrative staff at the Investment Adviser. In connection with its consideration of the Investment Advisory Agreement, the Board of Directors placed significant emphasis on the Fund's advisory fee rate and anticipated expense ratios as compared to those of comparable leveraged, closed-end funds managed by other investment advisers ("comparable funds") investing in Municipal Bonds and similar instruments as provided by Lipper Inc. In particular, the Board of Directors reviewed the advisory fee rate of eleven comparable leveraged, closed-end funds with substantially similar investment objectives and policies. The Board of Directors noted that the Fund has the lowest contractual advisory fee rate at the estimated asset level for the Fund among the comparable funds. Based in part on this fee comparison, and taking into account the quality of the various services to be provided to the Fund by the Investment Adviser and its affiliates discussed above, the Investment Adviser's experience in managing Municipal Bonds, and the Board of Directors' experience with the nature and quality of portfolio management, administrative and compliance services provided by the Investment Adviser to other investment companies, the Fund's Board of Directors concluded that the advisory fee rate was reasonable. The Board of Directors considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets. The Fund's Board of Directors also reviewed materials supplied by counsel that were prepared for use by the Board of Directors in fulfilling its duties under the 1940 Act.

      Based on the information reviewed and the discussions, the Board of Directors, including a majority of the non-interested Directors, concluded that it was satisfied with the nature and quality of the services to be provided by the Investment Adviser to the Fund and that the advisory fee rate was reasonable in relation to such services. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Code of Ethics

      The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Procedures


      The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

      From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

      o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Committee may look at a nominee's history of representing stockholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

      o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing stockholder interests as auditor of other companies, to the extent the Committee deems relevant.

      o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

      o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

      o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

      o Routine proposals related to requests regarding the formalities of corporate meetings.

      o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by stockholders.

      o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micro-managing" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.


                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available on any particular transaction.

      Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

      The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such principal transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis. In addition, the Fund has received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate.

      The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Fund's Board of Directors has considered all factors deemed relevant and has made a determination not to seek such recapture at this time. The Fund's Board of Directors will reconsider this matter from time to time.

      The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

      Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

      Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

Portfolio Turnover

      Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and also has certain tax consequences for stockholders.

                                      TAXES

      The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits to its stockholders would be taxable as ordinary income.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

      The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

      The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's stockholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a stockholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each stockholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds," if any, held by the Fund.

      To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

      All or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated for Federal income tax purposes as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The sale or exchange of AMPS could result in capital gain or loss to holders of AMPS who hold their shares as capital assets. Generally, a stockholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder.

      If you borrow money to buy the Fund's AMPS, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, the Fund's AMPS may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money. Stockholders should consult their own tax advisers regarding the impact of an investment in AMPS upon the deductibility of interest payable by the stockholder.

      The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gain and other taxable income to the shares of AMPS of each series. The Fund may notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend, provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend prior to the applicable Dividend Payment Date. See "The Auction -- Auction Procedures -- Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" in the prospectus. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Fund anticipates that the dividends paid on the shares of AMPS will constitute exempt-interest dividends. The amount of net capital gain and ordinary income allocable to shares of AMPS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of common stock and shares of the series of AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

      If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS -- Dividends -- Additional Dividends" in the prospectus. The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

      In the opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain and other taxable income among shares of common stock and shares of the series of AMPS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating tax-exempt income, net capital gain and other taxable income, if any, among shares of common stock and shares of the series of AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of AMPS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Sidley Austin Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Sidley Austin Brown & Wood LLP represents only its best legal judgment and is not binding on the IRS or the courts.

      The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including stockholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such "private activity bonds" and will report to stockholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

      The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

      The Fund may engage in interest rate swaps. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. Additionally, because the treatment of swaps under the RIC qualification rules is not clear, the Fund will monitor its activity in this regard in order to maintain its qualification as a RIC. Because payments received by the Fund in connection with swap transactions will be taxable rather than tax exempt, they may result in increased taxable distributions to stockholders.

      Certain transactions of the Fund are subject to complex Federal income tax provisions that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income. Operation of these tax rules could, therefore, affect the character, amount and timing of distributions and result in increased taxable distributions to stockholders. Special tax rules also will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

      If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS -- Dividends -- Restrictions on Dividends and Other Payments" herein and in the prospectus. This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of AMPS -- Redemption" herein and in the prospectus. There can be no assurance, however, that any such action would achieve such objectives.

      As noted above, the Fund must distribute annually at least 90% of its net taxable and tax-exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Additional preferred stock that the Fund has authority to issue may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion with regard to such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code. In this case, dividends paid by the Fund would not be exempt from Federal income taxes. Additionally, the Fund would be subject to Federal income tax including the alternative minimum tax.

      Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

      The Fund is generally not an appropriate investment for retirement plans, other entities that are not subject to tax and foreign stockholders.

State and Local Taxes

      The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Stockholders are advised to consult their own tax advisers concerning state and local matters.

      In some states, the portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its stockholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis the source of such income.

                                   ----------

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                                 NET ASSET VALUE

      Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.


      The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Positions in futures contracts and interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods approved in good faith by the Board of Directors.

      The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

      The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest.

                             ADDITIONAL INFORMATION


      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange.


      Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder,
Muni Intermediate Duration Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Muni Intermediate Duration Fund, Inc. as of July 17, 2003. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.



In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Muni Intermediate Duration Fund, Inc. at July 17, 2003 in conformity with accounting principles generally accepted in the United States.

                                              /s/ ERNST & YOUNG LLP

MetroPark, New Jersey
July 21, 2003

                      MUNI INTERMEDIATE DURATION FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                  July 17, 2003




ASSETS

   Cash  ....................................................................................  $100,003
   Deferred offering costs (Note 1)..........................................................   575,205
                                                                                               --------
         Total assets........................................................................   675,208
                                                                                               ========
LIABILITIES

   Liabilities and accrued expenses (Note 1).................................................   575,205
                                                                                               --------
NET ASSETS...................................................................................  $100,003
                                                                                               ========
NET ASSETS CONSIST OF:
Common Stock, par value $.10 per share; 200,000,000 shares authorized; 6,981 shares
     issued and outstanding (Note 1).........................................................       698
   Paid-in Capital in excess of par..........................................................    99,305
                                                                                               --------
   Total Capital--Equivalent to $14.325 net asset value per share of Common Stock (Note 1)...  $100,003
                                                                                               ========


                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES

Note 1. Organization


      The Fund was incorporated under the laws of the State of Maryland on May 15, 2003, and is registered under the Investment Company Act of 1940, as a closed-end, non-diversified management investment company and has had no operations other than the sale to Fund Asset Management, L.P. (the "Investment Adviser") of an aggregate of 6,981 shares for $100,003 on July 17, 2003. The General Partner of the Investment Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Certain officers and/or directors of the Fund are officers of the Investment Adviser.

      The Investment Adviser, on behalf of the Fund, will incur organization costs estimated at $51,500. To the extent that the Fund's offering costs otherwise do not exceed $.03 per share of common stock, the Fund has agreed to pay the underwriters up to $.005 per share of common stock as a partial reimbursement of expenses incurred in connection with the offering. However, in no event will the Fund pay offering costs (other than the underwriting discount, but including the partial reimbursement to the underwriters) in excess of $.03 per share of common stock. The Investment Adviser or an affiliate will pay the amount by which the offering costs of the Fund (other than the underwriting discount, and the $.005 per share partial reimbursement of expenses to the underwriters) exceeds $.03 per share of common stock. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares.


Note 2. Investment Advisory Arrangements


      The Fund has engaged the Investment Adviser to provide investment advisory and management services to the Fund. The Investment Adviser will receive a monthly fee for advisory and management services at an annual rate of 0.55% of the Fund's average daily net assets (including any proceeds from the issuance of preferred stock), plus the proceeds of any outstanding borrowings used for leverage.

      The Investment Adviser has contractually agreed to waive a portion of its fee during the first five full years of operations at the annual rate of 0.15% of the average daily net assets of the Fund and at a declining rate for an additional two years. The Investment Adviser has not agreed to waive any portion of its fee beyond the seven year period.


Note 3. Federal Income Taxes

      The Fund intends to qualify as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended) will not be subject to Federal income tax on taxable income (including realized capital gains) that is distributed to stockholders.


Note 4. Use of Estimates

      The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

                      MUNI INTERMEDIATE DURATION FUND, INC.
                       SCHEDULE OF INVESTMENTS (Unaudited)
                                 AUGUST 6, 2003
                                 (In Thousands)

                        S&P   Moody's    Face
STATE                 Ratings Ratings   Amount                   Municipal Bonds                                      Value
---------------------------------------------------------------------------------------------------------------------------------
California -- 23.9%    AAA     Aaa     $ 20,000   California State Department Water Resource Power Supply,
                                                    Revenue Bond, Series A, 5.50% due 5/01/2013 (a) .............    $ 21,930
                      -----------------------------------------------------------------------------------------------------------
                       AAA     Aaa       20,000   California State, GO, TRACER, 5% due 2/01/2016 (b) ............      20,683
                      -----------------------------------------------------------------------------------------------------------
                       SP1     VMIG1+    50,000   California State, RAW, Series A, 2% due 6/16/2004 .............      50,132
                      -----------------------------------------------------------------------------------------------------------
                                                  Los Angeles, California, University School District, GO:
                       AAA     Aaa       10,000     (Election of 1997-Series F), 5% due 7/01/2017 (c) ...........      10,347
                       AAA     Aaa        5,000     Series A, 5.375% due 7/01/2017 (d)...........................       5,355
                      -----------------------------------------------------------------------------------------------------------
                                                  San Jose, California, Airport Revenue Bonds, Series A:
                       AAA     Aaa        2,040     5.25% due 3/01/2016..........................................       2,161
                       AAA     Aaa        3,000     5.25% due 3/01/2017..........................................       3,164
---------------------------------------------------------------------------------------------------------------------------------
Colorado -- 1.6%       NR*     NR*        7,500   Plaza Metropolitan District, Colorado, Tax Incremental
                                                    No. 1 Revenue Bonds (Public Improvement Fees),
                                                    7.50% due 12/01/2015.........................................       7,481
---------------------------------------------------------------------------------------------------------------------------------
Florida -- 1.0%        AAA     Aaa        4,345   Orlando & Orange County, Florida, Expressway
                                                    Authority Revenue Refunding Bonds, Series A,
                                                    5.25% due 7/01/2016 (a)......................................       4,639
---------------------------------------------------------------------------------------------------------------------------------
Illinois -- 1.6%       AAA     Aaa        7,350   Chicago, Illinois, Public Building, Community Building
                                                    Revenue Bonds (Chicago Transit Authority),
                                                    5.25% due 3/01/2018 (a)......................................       7,670
---------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 2.6%  A1      VMIG1+    12,350   Massachusetts State, GO, Refunding, VRDN, Series B,
                                                    0.85% due 9/01/2016 (e)......................................      12,350
---------------------------------------------------------------------------------------------------------------------------------
Missouri -- 11.0%                                 Missouri State Regional Convention & Sports Complex
                                                  Authority, Revenue Bonds (Convention & Sports Facility
                                                  Project A-1) (a):
                       AAA     Aaa        6,640     5.375% due 8/15/2015.........................................       7,205
                       AAA     Aaa        7,405     5.25% due 8/15/2016..........................................       7,898
                       AAA     Aaa        7,770     5.25% due 8/15/2017..........................................       8,223
                      -----------------------------------------------------------------------------------------------------------
                                                  St. Louis County, Missouri, Revenue Refunding Bonds
                                                  (Regional Convention & Sports Complex
                                                  Authority/Facilities Project), Series B-1 (a):
                       AAA     Aaa        2,485     5.375% due 8/15/2015.........................................       2,696
                       AAA     Aaa        3,700     5.25% due 8/15/2016..........................................       3,946
                       AAA     Aaa        3,895     5.25% due 8/15/2017..........................................       4,122
                      -----------------------------------------------------------------------------------------------------------
                                                  St. Louis, Missouri, Airport Revenue Bonds (Airport
                                                  Developmental Program), Series A (d):
                       AAA     Aaa        5,220     5.625% due 7/01/2016.........................................       5,603
                       AAA     Aaa        3,500     5.625% due 7/01/2017.........................................       3,809
                       AAA     Aaa        8,500     5.625% due 7/01/2018.........................................       9,202
---------------------------------------------------------------------------------------------------------------------------------
Montana -- 0.4%        AA+     Aa1        2,035   Montana State Board of Housing, AMT, S/F Program
                                                  Revenue Bonds, Series B-2, 6.35% due 12/01/2021................       2,137
---------------------------------------------------------------------------------------------------------------------------------
Nevada -- 3.3%         AAA     Aaa       14,780   Clark County, Nevada, Passenger Facility Charge, Revenue
                                                    Refunding Bonds (Las Vegas McCarran International),
                                                    5.375% due 7/01/2014 (d).....................................      15,740
---------------------------------------------------------------------------------------------------------------------------------
New Jersey -- 5.4%     AAA     Aaa        7,975   Garden State Preservation Trust, New Jersey, Revenue Bonds,
                                                    Series A, 5.25% due 11/01/2018 (c)...........................       8,387
                      -----------------------------------------------------------------------------------------------------------
                       AAA     Aaa        7,980   New Jersey Economic Development Authority Revenue
                                                    School Facilities, Revenue Bonds, Series F,
                                                    5.25% due 6/15/2019 (b)......................................       8,297
                      -----------------------------------------------------------------------------------------------------------
                       AA-     Aa3        8,000   New Jersey State Transportation Transit Funding Authority,
                                                    Revenue Bonds, Series A, 5.625% due 6/15/2013................       8,898
---------------------------------------------------------------------------------------------------------------------------------
New York -- 22.2%      AAA     A2         5,050   New York City, New York, GO, Refunding, Series F,
                                                    5.25% due 8/01/2015 (d)......................................       5,359
                      -----------------------------------------------------------------------------------------------------------
                       A       A2        14,000   New York City, New York, GO, Series C,
                                                    5.50% due 8/01/2013..........................................      14,827
                      -----------------------------------------------------------------------------------------------------------
                       A       A2         5,000   New York City, New York, Refunding, Series B, 5.75%
                                                    due 8/01/2015................................................       5,291

                      MUNI INTERMEDIATE DURATION FUND, INC.
                 SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
                                 AUGUST 6, 2003
                                 (In Thousands)


                        S&P   Moody's    Face
STATE                 Ratings Ratings   Amount                  Municipal Bonds                                       Value
---------------------------------------------------------------------------------------------------------------------------------
New York (concluded)   AA+     Aa2     $  2,800   New York City, New York, Transitional Finance Authority
                                                    Revenue Bonds, Future Tax Secured, Series C,
                                                    5.50% due 5/01/2025..........................................    $  2,906
                      -----------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority Revenue Bonds (North
                                                  Shore L I Jewish Group):
                       NR*     A3           840   5% due 5/01/2011...............................................         874
                       NR*     A3         1,000   5% due 5/01/2012...............................................       1,032
                      -----------------------------------------------------------------------------------------------------------
                                                  New York State Dormitory Authority Revenue Refunding
                                                  Bonds, Series A:
                       AAA     Aaa       11,450     (City University System), Consolidated Second Generation,
                                                    6.125% due 7/01/2012 (a).....................................      13,000
                      -----------------------------------------------------------------------------------------------------------
                       AAA     Aaa        7,775     (City University System), Consolidated Second Generation,
                                                    6.125% due 7/01/2013 (a).....................................       8,842
                      -----------------------------------------------------------------------------------------------------------
                       AAA     NR*       12,660     (Third General Resources), 5.25% due 11/15/2012 (d) .........      13,917
                      -----------------------------------------------------------------------------------------------------------
                       NR*     VMIG1+    20,000   New York State HFA, M/F Revenue Bonds (Kew Gardens Hills),
                                                    VRDN, AMT, Series A, 0.85% due 5/15/2036 (e).................      20,000
                      -----------------------------------------------------------------------------------------------------------
                       AA-     A3         4,755   New York State Thruway Authority, Service Contract Revenue
                                                    Refunding Bonds (Local Highway & Bridge),
                                                    5.50% due 4/01/2017..........................................       5,114
                      -----------------------------------------------------------------------------------------------------------
                                                  Tobacco Settlement Financing Corporation, New York,
                                                  Revenue Bonds, Series A-1:
                       AA-     NR*        2,500     5.50% due 6/01/2014..........................................       2,611
                       AA-     NR*        1,840     5.50% due 6/01/2016..........................................       1,906
                       AAA     NR*       10,000     5.25% due 6/01/2022 (a)......................................      10,215
---------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 5.9%                              Erie County, Pennsylvania, GO, Series A (d):
                       NR*     Aaa        2,245     5.375% due 9/01/2014.........................................       2,464
                       NR*     Aaa        2,140     5.375% due 9/01/2015.........................................       2,328
                       NR*     Aaa        2,445     5.375% due 9/01/2016.........................................       2,639
                      -----------------------------------------------------------------------------------------------------------
                                                  Pennsylvania State Turnpike Commission, Highway
                                                  Improvement Senior Revenue Bonds (Oil Franchise Tax) (d):
                       AAA     Aaa        2,895     Series A, 5% due 12/01/2011..................................       3,141
                       AAA     Aaa        2,840     Series A, 5.25% due 12/01/2012...............................       3,121
                       AAA     Aaa        3,370     Series B, 5.25% due 12/01/2016...............................       3,603
                       AAA     Aaa        3,860     Series B, 5.25% due 12/01/2017...............................       4,093
                      -----------------------------------------------------------------------------------------------------------
                                                  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                                  Refunding Bonds (Guthrie Health), Series A:
                       A-      NR*        1,750     6.25% due 12/01/2015.........................................       1,870
                       A-      NR*        3,000     6.25% due 12/01/2016.........................................       3,176
                       A-      NR*        1,490     6.25% due 12/01/2018.........................................       1,559
---------------------------------------------------------------------------------------------------------------------------------
South Carolina -- 2.0% AAA     Aaa        8,745   South Carolina State Public Service Authority, Revenue
                                                    Refunding Bonds, Series A, 5.50% due 1/01/2010 (c) ..........       9,708
---------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 2.8%      NR*     VMIG1+    10,000   Sevier County, Tennessee, Public Building Authority
                                                    Revenue Bonds, Local Government Public Improvement IV,
                                                    VRDN, Series B-2, 0.71% due 6/01/2019 (c)(e).................      10,000
                      -----------------------------------------------------------------------------------------------------------
                                                  Shelby County, Tennessee, Health, Educational and Housing
                                                  Facility Board, Hospital Revenue Bonds (Methodist Healthcare):
                       A-      Baa1       2,000     6% due 9/01/2017.............................................       2,096
                       A-      Baa1       1,000     6.25% due 9/01/2018..........................................       1,061
---------------------------------------------------------------------------------------------------------------------------------
Texas -- 2.0%          BBB     Baa2       4,250   Brazos River Authority, Texas, PCR, Refunding (TXU
                                                    Electric Company Project), AMT, Series C,
                                                    5.75% due 5/01/2036..........................................       4,333
                      -----------------------------------------------------------------------------------------------------------
                       BBB     Baa2       5,000   Sabine River Authority, Texas, PCR, Refunding (TXU
                                                    Electric Company Project/TXU Energy Company LLC),
                                                    AMT, Series B, 5.75% due 5/01/2030...........................       5,098
---------------------------------------------------------------------------------------------------------------------------------
Washington -- 4.1%                                Port Seattle, Washington, Revenue Refunding Bonds, Series A (d):
                       AAA     Aaa        9,435     5.25% due 7/01/2015..........................................      10,088
                       AAA     Aaa        8,930     5.25% due 7/01/2016..........................................       9,475
---------------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 1.7%      A-      Baa2       8,500   Badger Asset Securitization Corporation, Asset-Backed
                                                    Revenue Bonds, 5.75% due 6/01/2012...........................       8,093

                      MUNI INTERMEDIATE DURATION FUND, INC.
                 SCHEDULE OF INVESTMENTS (Unaudited) (Concluded)
                                 AUGUST 6, 2003
                                 (In Thousands)

                        S&P   Moody's     Face
STATE                 Ratings Ratings    Amount                  Municipal Bonds                                       Value
---------------------------------------------------------------------------------------------------------------------------------
Puerto Rico -- 2.2%    A-      Baa1     $10,000   Puerto Rico Commonwealth, Public Improvement Refunding
                                                    Bonds, GO, Series C, 5% due 7/01/2018........................    $ 10,703
---------------------------------------------------------------------------------------------------------------------------------
                                                  Total Municipal Bonds (Cost -- $447,031) -- 93.7% .............     446,618
---------------------------------------------------------------------------------------------------------------------------------

                                         Shares
                                          Held              Short-Term Securities
---------------------------------------------------------------------------------------------------------------------------------
                                        119,000   Merrill Lynch Institutional Tax-Exempt Fund **.................     119,000
---------------------------------------------------------------------------------------------------------------------------------
                                                  Total Short-Term Securities (Cost -- $119,000) -- 24.9% .......     119,000
---------------------------------------------------------------------------------------------------------------------------------
                                                  Total Investments (Cost -- $566,031) -- 118.6%.................     565,618
---------------------------------------------------------------------------------------------------------------------------------
                                                  Liabilities in Excess of Other Assets -- (18.6%)...............     (88,624)
                                                                                                                     --------
---------------------------------------------------------------------------------------------------------------------------------
                                                  Net Assets Applicable to Common Stock -- 100.0%................    $476,994
                                                                                                                     ========
---------------------------------------------------------------------------------------------------------------------------------

+     Highest short-term rating by Moody's Investors Service, Inc.

*     Not Rated.

** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                                Net     Dividend
      Affiliate                                              Activity    Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund........    119,000     $14,410
      --------------------------------------------------------------------------

See Notes to Financial Statements (Unaudited).

(a)   AMBAC Insured.

(b)   FGIC Insured.

(c)   FSA Insured.

(d)   MBIA Insured.

(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 6, 2003.

Portfolio Abbreviations

To simplify the listings of Municipal Intermediate Duration Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

     AMT          Alternative Minimum Tax (subject to)
     GO           General Obligation Bonds
     HFA          Housing Finance Agency
     M/F          Multi-Family
     PCR          Pollution Control Revenue Bonds
     RAW          Revenue Anticipation Warrants
     S/F          Single-Family
     TRACER       Tradeable Custodial Receipts
     VRDN         Variable Rate Demand Notes

                      MUNI INTERMEDIATE DURATION FUND, INC.
                             STATEMENT OF NET ASSETS
                                   (Unaudited)

                  As of August 6, 2003
-------------------------------------------------------------------------------------------------------------------
Assets:           Investments, at value (identified cost-$566,031,420) .....                     $565,617,546
                  Receivables:

                    Securities sold.........................................  $ 42,506,401
                    Interest................................................     2,506,593
                    Dividends...............................................        14,410
                    Investment adviser......................................         3,912         45,031,316
                                                                              ------------       ------------
                  Total assets .............................................                      610,648,862
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------------
Liabilities:      Payables:

                    Securities purchased....................................   121,124,163
                    Custodian bank..........................................    12,076,921
                    Offering cost...........................................       449,175
                    Other affiliates........................................           171        133,650,430
                                                                              ------------
                  Accrued expenses and other liabilities....................                            4,635
                                                                                                 ------------
                  Total liabilities.........................................                      133,655,065
                                                                                                 ------------
-------------------------------------------------------------------------------------------------------------------
Net Assets        Net assets applicable to Common Stock.....................                     $476,993,797
Applicable to                                                                                    ============
Common Stock:
-------------------------------------------------------------------------------------------------------------------
Analysis of Net   Common Stock, par value $.10 per share
Assets Applicable   (33,356,981 shares issued and outstanding)..............                     $  3,335,698
To Common Stock:  Paid-in capital in excess of par..........................                      473,887,130
                  Undistributed investment income-net.......................  $    184,843
                  Unrealized depreciation on investments-net................      (413,874)
                                                                              ------------
                  Total accumulated losses-net..............................                         (229,031)
                                                                                                 ------------
                  Total-Equivalent to $14.30 net asset value per share of
                    Common Stock (market price-$15.00) .....................                     $476,993,797
                                                                                                 ============
-------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements (Unaudited).

                     MUNI INTERMEDIATE DURATION FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (Unaudited)

                     For the Period August 1, 2003+ to August 6, 2003
-------------------------------------------------------------------------------------------------------------------------
Investment           Interest .................................................                       $ 171,326
Income:              Dividends.................................................                          14,410
                                                                                                      ---------
                     Total income..............................................                         185,736
                                                                                                      ---------
-------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees..................................         $ 42,944
                     Accounting services.......................................            2,444
                     Custodian fees............................................              468
                     Transfer agent fees.......................................              431
                     Directors' fees and expenses..............................              366
                     Professional fees.........................................              348
                     Printing and shareholder reports..........................              318
                     Pricing fees..............................................              259
                     Other.....................................................              172
                                                                                        --------
                     Total expenses before waiver and reimbursement............           47,750
                     Waiver and reimbursement of expenses......................          (46,857)
                                                                                        --------
                     Total expenses after waiver and reimbursement.............                             893
                                                                                                      ---------
                     Investment income-net.....................................                         184,843
                                                                                                      ---------
-------------------------------------------------------------------------------------------------------------------------
Unrealized Loss on   Unrealized depreciation on investments--net ..............                        (413,874)
                                                                                                      ---------
Investments--Net:     Net Decrease in Net Assets Resulting from Operations ....                       $(229,031)
                                                                                                      =========
-------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements (Unaudited).

                      MUNI INTERMEDIATE DURATION FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                                   (Unaudited)


                                                                                               For the Period
                                                                                               August 1, 2003+
                  Increase (Decrease) in Net Assets:                                          to August 6, 2003
-----------------------------------------------------------------------------------------------------------------
Operations:       Investment income-net.......................................................  $    184,843
                  Unrealized depreciation on investments-net..................................      (413,874)
                                                                                                ------------
                  Net decrease in net assets resulting from operations........................      (229,031)
                                                                                                ------------
-----------------------------------------------------------------------------------------------------------------
Common Stock      Net proceeds from issuance of Common Stock..................................   477,738,750
Transactions:     Offering costs resulting from the issuance of Common Stock..................      (615,925)
                                                                                                ------------
                  Net increase in net assets derived from Common Stock transactions...........   477,122,825
                                                                                                ------------
-----------------------------------------------------------------------------------------------------------------
Net Assets        Total increase in net assets applicable to Common Stock.....................   476,893,794
Applicable to     Beginning of period.........................................................       100,003
                                                                                                ------------
Common Stock:     End of period*..............................................................  $476,993,797
                                                                                                ============
-----------------------------------------------------------------------------------------------------------------
                  * Undistributed investment income-net.......................................  $    184,843
                                                                                                ============
-----------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

See Notes to Financial Statements (Unaudited).

                     MUNI INTERMEDIATE DURATION FUND, INC.
                              Financial Highlights
                                  (Unaudited)

The following per share data and ratios have been derived from information provided in the financial statements


                                                                                               For the Period
                                                                                               August 1, 2003+
                  Increase (Decrease) in Net Asset Value:                                     to August 6, 2003
--------------------------------------------------------------------------------------------------------------------
Per Share         Net asset value, beginning of period.....................................         $ 14.33
Operating                                                                                          --------
Performance:      Investment income-net....................................................             .01
                  Unrealized loss on investments-net.......................................            (.02)
                                                                                                   --------
                  Total from investment operations.........................................            (.01)
                                                                                                   --------
                  Capital charge resulting from issuance of Common Stock...................            (.02)
                                                                                                   --------
                  Net asset value, end of period...........................................         $ 14.30
                                                                                                   ========
                  Market price per share, end of period....................................         $ 15.00
                                                                                                   ========
--------------------------------------------------------------------------------------------------------------------
Total             Based on market price per share..........................................            0.00%++
Investment                                                                                         ========
Return:**         Based on net asset value per share.......................................           (0.21%)++
                                                                                                   ========
--------------------------------------------------------------------------------------------------------------------
Ratios Based on   Expenses, net of waiver and reimbursement................................             .01%*
Average Net Assets                                                                                 ========
of Common Stock:  Expenses ................................................................             .61%*
                                                                                                   ========
                  Investment income-net....................................................            2.36%*
                                                                                                   ========
--------------------------------------------------------------------------------------------------------------------
Supplemental      Net assets applicable to Common Stock, end of period (in thousands)......        $476,994
Data:                                                                                              ========
                  Portfolio turnover.......................................................              --
                                                                                                   ========
--------------------------------------------------------------------------------------------------------------------

 *    Annualized.

** Total investment returns based on market value, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Investment Adviser voluntarily waived all of its management fee from August 1, 2003 (commencement of operations) to August 6, 2003. Without such waiver, the Fund's performance would have been lower.

 +    Commencement of operations.

++    Aggregate total investment return.


See Notes to Financial Statements (Unaudited).

                      MUNI INTERMEDIATE DURATION FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  (Unaudited)

1. Significant Accounting Policies:

Muni Intermediate Duration Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Prior to commencement of operations on August 1, 2003, the Fund had no operations other than those relating to organizational matters and the sale of 6,981 shares of Common Stock on July 17, 2003 to Fund Asset Management, L.P. ("FAM") for $100,003. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts-- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options-- The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the period August 1, 2003 to August 6, 2003, FAM earned fees of $42,944, all of which was waived. FAM also reimbursed the Fund in the amount of $3,913 for additional expenses.

During the period August 1, 2003 to August 6, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received underwriting fees of $22,511,250 in connection with the issuance of the Fund's Common Stock.

For the period August 1, 2003 to August 6, 2003, the Fund reimbursed FAM $2,273 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases of investments, excluding short-term securities, for the period August 1, 2003 to August 6, 2003 were $354,589,186.

Net unrealized gains (losses) as of August 6, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                 Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments.......................................       $(415,849)
Short-term investments......................................           1,975
                                                                   ---------
Total.......................................................       $(413,874)
                                                                   =========
--------------------------------------------------------------------------------

As of August 6, 2003, net unrealized depreciation for Federal income tax purposes aggregated $413,874, of which $1,027,944 related to appreciated securities and $1,441,818 related to depreciated securities. The aggregate cost of investments at August 6, 2003 for Federal income tax purposes was $566,031,420.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period August 1, 2003 to August 6, 2003 increased by 33,350,000 from shares sold.

                                   APPENDIX A

                           RATINGS OF MUNICIPAL BONDS

Description of Moody's Investors Service, Inc.'s ("Moody's") Municipal Bond Ratings

Aaa           Bonds which are rated Aaa are judged to be of the best quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba            Bonds which are rated Ba are judged to have speculative elements;
              their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Short term Notes: The three ratings of Moody's for short term notes are MIG 1/VMIG 1, MIG 2/VMIG 2, and MIG 3/VMIG 3; MIG 1/VMIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2/VMIG 2 denotes "high quality" with "ample margins of protection"; MIG 3/VMIG 3 instruments are of "favorable quality... but... lacking the undeniable strength of the preceding grades."

Description of Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's ("Standard & Poor's") Municipal Debt Ratings

      A Standard & Poor's municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on circumstances.

      The ratings are based, in varying degrees, on the following considerations:

      I. Likelihood of payment--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      II. Nature of and provisions of the obligation;

      III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB           An obligation rated "BBB" exhibits adequate protection parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

      Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

      A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

      --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

Description of Fitch Ratings ("Fitch") Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR Indicates that Fitch does not rate the specific issue.

Conditional   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn     A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert    Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

      Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Description of Fitch's Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.

DDD,          Bonds are in default on interest and/or principal payments. Such
DD,           bonds are extremely speculative and should be valued on the basis
and D         of their ultimate recovery value in liquidation or reorganization
Default       of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

      Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short Term Ratings

      Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium term notes, and municipal and investment notes.

      The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                              SETTLEMENT PROCEDURES

      The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this prospectus or this Appendix B hereto, as the case may be.

      (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

            (i) the Applicable Rate fixed for the next succeeding Dividend
      Period;

            (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

            (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

            (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

            (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

            (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

            (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

      (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

            (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

            (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

            (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

            (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

            (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

      (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of AMPS received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

      (d) On each Auction Date:

            (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

            (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

            (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

      (e) On the day after the Auction Date:

            (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

            (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

            (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in
      (d)(iii) above, and the Securities Depository shall execute such transactions.

      (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph
(f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                   APPENDIX C

                               AUCTION PROCEDURES

      The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the prospectus. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

Paragraph 10(a) Certain Definitions.

      As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

            (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.

            (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

            (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.

            (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

            (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

            (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.


            (vii) "Maximum Applicable Rate" for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Applicable Percentage and the Applicable Spread will be determined based on the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) as follows:


                                                   Applicable       Applicable       Applicable      Applicable
                                                   Percentage       Percentage       Spread Over     Spread Over
               Credit Ratings                     of Reference     of Reference       Reference       Reference
      ---------------------------------            Rate -- No         Rate --        Rate -- No        Rate --
         Moody's                S&P               Notification     Notification     Notification     Notification
      ------------         ------------           ------------     ------------     ------------     ------------
           Aaa                  AAA                    110%             125%            1.10%            1.25%
       Aa3 to Aa1           AA- to AA+                 125%             150%            1.25%            1.50%
        A3 to A1             A- to A+                  150%             200%            1.50%            2.00%
      Baa3 to Baa1         BBB- to BBB+                175%             250%            1.75%            2.50%
       Below Baa3           Below BBB-                 200%             300%            2.00%            3.00%

      The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the AMPS Basic Maintenance Amount. Subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," the Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available or if neither S&P nor Moody's shall make such a rating available, subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and successors, after obtaining the Fund's approval, shall select a NRSRO or two NRSROs to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.


            (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

            (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

            (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

            (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

Paragraph 10(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders And Potential Holders.

      (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

            (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

                  (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                  (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                  (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

            (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

            (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                  (1) the number of outstanding shares of AMPS specified in such
            Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

                  (2) such number or a lesser number of outstanding shares of
            AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

                  (3) a lesser number of outstanding shares of AMPS to be
            determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

            (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                  (1) the number of outstanding shares of AMPS specified in such
            Sell Order, or

                  (2) such number or a lesser number of outstanding shares of
            AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

            (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                  (1) the number of outstanding shares of AMPS specified in such
            Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

                  (2) such number or a lesser number of outstanding shares of
            AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

Paragraph 10(c) Submission of Orders by Broker-Dealers to Auction Agent.

      (i) Each Broker-Dealer shall submit in writing or through a mutually acceptable electronic means to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

            (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

            (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

            (C) to the extent that such Bidder is an Existing Holder

                  (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

                  (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                  (3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

            (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

      (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

      (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

            (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

            (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

            (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

      (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

      (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

Paragraph 10(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

      (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

            (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

            (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                  (1) the number of outstanding shares of AMPS that are the
            subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                  (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

            (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                  (1) each Submitted Bid from Existing Holders specifying the
            Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

                  (2) each Submitted Bid from Potential Holders specifying the
            Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

      (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

            (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

            (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or


            (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 60% of the Reference Rate (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS) on the date of the Auction.


            Paragraph 10(e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

      Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

      (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

            (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

            (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

            (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

            (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

            (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

      (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

            (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

            (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

            (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between
      (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

      (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

      (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

      (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

Paragraph 10(f) Miscellaneous.

      The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any person other than the Fund. All of the outstanding shares of AMPS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.